As filed with the Securities and Exchange Commission on April 17, 2001.

                               File No. 33-73738
                               File No. 811-8260

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     |_|
     Pre-Effective Amendment No.                                            |_|
     Post-Effective Amendment No. 11                                        |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             |_|
     Amendment No. 12                                                       |X|

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                            Barbara L. Secor, Esquire
                                2000 Heritage Way
                               Waverly, Iowa 50677
               (Name and Address of Agent for Service of Process)

It   is proposed that this filing will become effective (check  appropriate box)

|_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2001 pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485

The index to attached exhibits is found following the signature pages.

CUNA MUTUAL LIFE INSURANCE COMPANY                                    PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677-9202
(319) 352-4090        (800) 798-5500                                 May 1, 2001

This Prospectus describes the individual flexible premium deferred variable annuity contract ("Contract") being offered by CUNA Mutual Life Insurance Company ("Company"). Please read it carefully and keep it for future reference. The Company may sell the Contract to individuals, or to or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended ("Code").

The Owner ("you") may allocate  purchase payments and Contract Values to either:
(1) one or more of the Subaccounts of the CUNA Mutual Life Variable Annuity Account ("Variable Account"), or (2) to the Guaranteed Interest Option, or (3) to both. The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract value to the Annuity Date, except for amounts you invest in the Guaranteed Interest Option and will affect the size of variable annuity payments after the annuity date. You bear the entire investment risk on any amounts you allocate to the Variable Account.

Each Subaccount of the Variable Account invests solely in a corresponding portfolio of one of the following Funds:

      Ultra Series Fund
      Money Market Fund                         Growth and Income Stock Fund
      Bond Fund                                 Capital Appreciation Stock Fund
      Balanced Fund                             Mid-Cap Stock Fund

      T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio

      MFS(R)Variable Insurance TrustSM ("MFS Variable Insurance Trust") MFS(R)Global Governments SeriesSM ("MFS Global Governments Series") MFS(R)Emerging Growth Series SM ("MFS Emerging Growth Series")

      Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund/VA

      Templeton Variable Insurance Products Trust
      Templeton Developing Markets Securities Fund: Class 2


Inside this Prospectus, you will find basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2001, free of charge by contacting the Company at the address or telephone number shown above. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI material incorporated by reference and other information.


This Prospectus must be accompanied by a current prospectus for the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, and Templeton Variable Insurance Products Trust.

Investment in a variable annuity contract is subject to risks, including the possible loss of principal. Unlike credit union and bank accounts, Contract Value invested in the Variable Account is not insured. Variable Contract Value is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

DEFINITIONS..............................................................1
EXPENSE TABLES...........................................................3
CONDENSED FINANCIAL INFORMATION..........................................5
SUMMARY..................................................................8
   The Contract..........................................................8
   Charges and Deductions................................................9
   Annuity Provisions....................................................9
   Federal Tax Status....................................................9
CUNA MUTUAL LIFE INSURANCE COMPANY,.....................................10
THE CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT, AND......................10
THE UNDERLYING FUNDS....................................................10
     CUNA Mutual Life Insurance Company.................................10
     CUNA Mutual Life Variable Annuity Account..........................10
     The Underlying Funds...............................................11
   The Ultra Series Fund................................................11
     T. Rowe Price International Series, Inc............................12
     MFS Variable Insurance Trust.......................................12
     Oppenheimer Variable Account Funds.................................12
     Franklin Templeton Variable Insurance Products Trust...............12
     Availability of the Funds..........................................13
     Resolving Material Conflicts.......................................13
     Addition, Deletion or Substitution of Investments..................13
DESCRIPTION OF THE CONTRACT.............................................14
     Issuance of a Contract.............................................14
     Purchase Payments..................................................14
     Right to Examine...................................................15
     Allocation of Purchase Payments....................................16
     Variable Contract Value............................................16
     Transfer Privileges................................................17
     Surrenders and Partial Withdrawals.................................19
     Contract Loans.....................................................20
     Death Benefit Before the Annuity Date..............................21
     Death Benefit After the Annuity Date...............................22
     Annuity Payments on the Annuity Date...............................22
     Payments...........................................................23
     Modification.......................................................23
     Reports to Owners..................................................23
     Inquiries..........................................................23
THE GUARANTEED INTEREST OPTION..........................................24
     Category 1.........................................................24
   Guaranteed Interest Option Value.....................................24
   Guarantee Periods....................................................25
   Net Purchase Payment Preservation Program............................25
   Interest Adjustment..................................................25
     Category 2.........................................................26
   Guaranteed Interest Option Value.....................................27
   Guarantee Periods....................................................27
   Net Purchase Payment Preservation Program............................28
     Category 3.........................................................28
CHARGES AND DEDUCTIONS..................................................28
     Surrender Charge (Contingent Deferred Sales Charge)................28
     Annual Contract Fee................................................29
     Asset-Based Administration Charge..................................29
     Transfer Processing Fee............................................29
     Lost Contract Request..............................................30
     Mortality and Expense Risk Charge..................................30
     Fund Expenses......................................................30
     Premium Taxes......................................................30
     Other Taxes........................................................30
ANNUITY PAYMENT OPTIONS.................................................31
     Election of Annuity Payment Options................................31
     Fixed Annuity Payments.............................................31
     Variable Annuity Payments..........................................31
     Description of Annuity Payment Options.............................32
YIELDS AND TOTAL RETURNS................................................33
FEDERAL TAX MATTERS.....................................................34
     Introduction.......................................................34
     Tax Status of the Contract.........................................34
     Taxation of Annuities..............................................35
     Transfers, Assignments or Exchanges of a Contract..................37
     Withholding........................................................37
     Multiple Contracts.................................................37
     Taxation of Qualified Plans........................................37
     Possible Charge for the Company's Taxes............................39
     Other Tax Consequences.............................................39
DISTRIBUTION OF THE CONTRACTS...........................................39
LEGAL PROCEEDINGS.......................................................40
VOTING RIGHTS...........................................................40
COMPANY HOLIDAYS........................................................40
FINANCIAL STATEMENTS....................................................41

                                   DEFINITIONS

Accumulation Unit A unit of measure used to calculate Variable Contract Value.

Adjusted Contract The Contract Value less applicable premium tax not yet deducted, less a pro-rated portion of the Value annual Contract fee, plus or minus any applicable interest adjustment, and (for annuity option 1) less any applicable surrender charges as of the Annuity Date.

Annuitant                  The   person  or   persons   whose  life  (or  lives)
                           determines the annuity payment benefits payable under the Contract and whose death determines the death benefit. The maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving
                           Annuitant.

Annuity Date               The  date  when  the Adjusted  Contract Value will be
                           applied under an annuity payment option, if the Annuitant is still living.

Annuity Unit               A unit of measure used to calculate variable annuity
                           payments.

Beneficiary                The person to whom the proceeds payable on the death
                           of an Annuitant will be paid.

Contract                   The same date in each Contract Year as the Contract
                           Date.

Anniversary
Contract Date              The date set forth  on the specifications page of the
                           Contract which is used to determine Contract Years and Contract Anniversaries.

Contract Year              A twelve-month period beginning on the Contract Date
                           or on a Contract Anniversary.

Contract                   Value The total amount  invested  under the Contract.
                           It is the sum of the Variable Contract Value, the Guaranteed Interest Option Value and the balance of the Loan Account.

DCA One Year               A Dollar Cost Averaging One Year Guarantee  Period
Guarantee Period           described in the Section entitled THE GUARANTEED
                           INTEREST OPTION.

Due Proof of Death         Proof  of  death  satisfactory  to the Company.  Such
                           proof may consist of the following if acceptable to the Company:

                           (a) a  certified  copy of the death  record;
                           (b) a certified copy of a court decree reciting a finding of death;
                           (c) any other proof satisfactory to the Company.

General Account            The assets of the  Company  other than those
                           allocated to the Variable Account or any other separate account of the Company.

Guarantee Amount           Any  portion  of  Guaranteed  Interest  Option
                           Value allocated to a particular Guarantee Period with a particular expiration date (including interest thereon) less any withdrawals therefrom.

Guarantee Period           A choice under the Guaranteed  Interest Option
                           of a specific  number of years for which the  Company
                           agrees  to  credit  a  particular   effective  annual
                           interest rate.

Guaranteed  Interest       An allocation option under the Contract funded by the
Option                     Company's  General Account. It is neither  part
                           of nor dependent upon the investment performance of the Variable Account.

Guaranteed Interest        The value of the Contract in the Guaranteed Interest
Option Value               Option.

Home Office                The Company's principal office at 2000 Heritage Way,
                           Waverly, Iowa 50677.

Loan Account               For any Contract,  a portion of the Company's
                           General   Account   to   which   Contract   Value  is
                           transferred to provide collateral for any loan taken under the Contract.

Loan Amount                Except on a Contract Anniversary, the Contract
                           Value in the Loan Account plus any interest charges accrued on such Contract Value up to that time. On a Contract Anniversary, the Loan Amount equals the balance of the Loan Account.

Net Purchase               A  purchase  payment  less any premium taxes deducted
Payment                    from purchase payments.

Non-Qualified              A contract that is not a "Qualified Contract."
Contract

Owner The person(s) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract.

Payee                      The Annuitant(s) during the annuity period.

Qualified Contract         A contract that is issued in connection with
                           retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

Series An investment portfolio (sometimes called a "Fund") of Ultra Series Fund, T. Rowe Price International
                           Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a Subaccount invests.

Subaccount                 A subdivision of the Variable Account, the assets of
                           which are invested in a corresponding underlying
                           Fund.

Surrender Value            The  Contract  Value  plus  the  value of any paid-up
                           annuity   additions  plus  or  minus   any applicable
                           interest  adjustment,  less any applicable surrender
                           charges,   premium  taxes  not  previously deducted,
                           and  the  annual  Contract  fee  and  Loan Amount.

Valuation Day              For each  Subaccount,  each day that the New York
                           Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period           The period  beginning  at the close of regular
                           trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account           CUNA Mutual Life Variable Annuity Account.

Variable Contract          The value of the Contract in the Variable Account.
Value

Written Notice             A  written   notice  or  request  in  a  form
                           satisfactory to the Company which is signed by the Owner and received at the Home Office. A Written
                           Notice includes a telephone or fax request made pursuant to the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

                                 EXPENSE TABLES

The following expense information assumes that the entire Contract Value is Variable Contract Value.

Owner Transaction Expenses

         Sales Charge Imposed on Purchase Payments                     None
         Maximum Surrender Charge (contingent deferred
          sales charge) as a percentage of purchase payments           7%
         Transfer Processing Fee                                       None*
Annual Contract Fee                                                    $30**

Variable Account Annual Expenses
         (as a percentage of net assets)
         Mortality and Expense Risk Charge                             1.25%
         Other Variable Account Expenses                               0.15%
         Total Variable Account Expenses                               1.40%
Annual Fund Expenses
         (as percentage of average net assets)


                                                                                                               Total Annual
                   Portfolio Name                     Management Fees      Other Expenses       12b-1 Fees     Fund Expenses
                   --------------                     ---------------      ----------           ----------     -------------
Money Market Fund                                          0.45%               0.01%              None            0.46%
Bond Fund                                                  0.55%               0.01%              None            0.56%
Balanced Fund                                              0.70%               0.01%              None            0.71%
Growth and Income Stock Fund                               0.60%               0.01%              None            0.61%
Capital Appreciation Stock Fund                            0.80%               0.01%              None            0.81%
Mid-Cap Stock Fund                                         1.00%               0.01%              None            1.01%
T. Rowe Price International Stock Portfolio(3)             1.05%               0.0%               None            1.05%
MFS Global Governments Series                              0.75%               0.32%(1)(2)        None            1.07%
(After expense limitation)
MFS Emerging Growth Series                                 0.75%               0.10%(1)           None            0.85%
(After expense limitation)
Oppenheimer High Income Fund/VA                            0.74%               0.05%              None            0.79%
Templeton Developing Markets Securities Fund Class 2       1.25%               0.31%             0.25%(4)         1.81%


     *The Company reserves the right to charge a $10 transfer fee on each transfer after the first 12 transfers in any Contract Year. (See SUMMARY, Charges and Deductions.)

     **The Company does not deduct the annual Contract fee if the Contract Value is $25,000 or more. (See SUMMARY, Annual Contract Fee.)


(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.84% for Emerging Growth Series and 0.90% for Global Governments Series.


(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Global Government Series.

(3)  Management fees include operating expenses.


(4) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.


Premium taxes may be applicable, depending on the laws of various jurisdictions.

Each underlying Fund's management provided us with the expense information for these underlying Funds. We have not independently verified this information.


The tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Variable Account and for each of the underlying Funds available as investment options for the fiscal year ended December 31,2000. Expenses of the funds are not fixed or specified under the terms of the Contract, and actual expenses may vary. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc., the MFS Variable Insurance Trust, the Oppenheimer Variable Account Funds, and the Templeton Variable Insurance Products Trust which accompany this Prospectus.


An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If the Contract is surrendered (or annuitized under annuity option 1) at the end of the applicable time period:


Subaccount                                                1 Year           3 Years          5 Years          10 Years
----------                                                -----------------------------------------------------------
Money Market                                               $82              $105             $131              $224
Bond                                                        83               108              136               235
Balanced                                                    85               113              143               250
Growth and Income Stock                                     84               110              138               240
Capital Appreciation Stock                                  86               116              148               260
Mid-Cap Stock Fund                                          88               122              158               280
T. Rowe Price International Stock                           88               123              160               284
MFS Global Governments                                      89               124              161               286
MFS Emerging Growth                                         86               117              150               264
Oppenheimer High Income/VA                                  86               115              147               258
Templeton Developing Markets Securities Fund                96               146              198               357


2.   If the Contract is not  surrendered or is annuitized (for annuity options 2
     - 4) at the end of the applicable time period:


Subaccount                                                1 Year           3 Years          5 Years          10 Years
----------                                                -----------------------------------------------------------
Money Market                                                19                60              104               224
Bond                                                        20                63              109               235
Balanced                                                    22                68              116               250
Growth and Income Stock                                     21                65              111               240
Capital Appreciation Stock                                  23                71              121               260
Mid-Cap Stock Fund                                          25                77              131               280
T. Rowe Price International Stock                           25                78              133               284
MFS Global Governments                                      26                79              134               286
MFS Emerging Growth                                         23                72              123               264
Oppenheimer High Income/VA                                  23                70              120               258
Templeton Developing Markets Securities Fund                33               101              171               357

These numbers are based on an average size contract of $52,261.


The examples provided above assume that no transfer charges, premium taxes, or interest adjustment have been assessed. The examples also assume that the annual Contract fee is $30 and that the average Contract Value is $42,510, which translates the Contract fee into an assumed 0.0007057% charge for the purposes of the examples based on a $1,000 investment.

The examples should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. Also, actual expenses may be greater or less than those shown.


                              FINANCIAL HIGHLIGHTS

The following information is a part of the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal years ended December 31, 1994, 1995, 1996, 1997, 1998, 1999, and 2000.


      Money Market Subaccount


                                             2000         1999           1998          1997           1996         1995       1994*
                                             ----         ----           ----          ----           ----         ----       ----
Net asset value:
Beginning of period                        $12.12       $11.72         $11.31        $10.91         $10.55       $10.16      $10.00
End of period                               12.67        12.12          11.72         11.31          10.91        10.55       10.16

Percentage increase in unit value           4.54%        3.41%          3.63%         3.67%          3.41%        3.83%        1.6%
during period

Number of units outstanding at          4,000,541    3,485,839      2,280,739     1,551,829      1,492,704      637,911     257,622
end of period



          Bond Subaccount


                                             2000         1999           1998           1997         1996          1995       1994*
                                             ----         ----           ----           ----         -----         ----       ----
Net asset value:
Beginning of period                        $12.70       $12.79         $12.21         $11.52        $11.36        $9.89      $10.00
End of period                               13.54        12.70          12.79          12.21         11.52        11.36        9.89

Percentage increase in unit value           6.61%      (0.70%)          4.75%          5.99%         1.41%       14.86%      (1.1%)
during period

Number of units outstanding at          6,267,666    6,071,064      4,554,265      2,755,770     1,686,539      556,749     127,666
end of period



       Balanced Subaccount


                                          2000           1999            1998          1997          1996          1995       1994*
                                          ----           ----            ----          ----          ----          ----       ----
Net asset value:
Beginning of period                     $18.97         $16.80          $15.02        $13.03        $11.92         $9.89      $10.00
End of period                            19.43          18.97           16.80         15.02         13.03         11.92        9.89

Percentage increase in unit              2.42%         12.92%          11.85%        15.27%         9.31%        20.52%      (1.1%)
value during period

Number of units outstanding         24,438,976     22,086,578      17,694,943    12,307,622     7,783,833     2,698,049     664,679
at end of period



Growth and Income Stock Subaccount


                                         2000           1999           1998           1997          1996          1995        1994*
                                         ----           ----           ----           ----          ----          ----        ----
Net asset value:
Beginning of period                    $26.95         $23.17         $19.91         $15.36        $12.76         $9.82       $10.00
End of period                           26.80          26.95          23.17          19.91         15.36         12.76         9.82

Percentage increase in unit           (0.56%)         16.31%         16.37%         29.62%        20.38%        29.93%      (1.82%)
value during period

Number of units outstanding at     23,810,026     21,928,818     18,555,957     14,176,543     8,541,383     2,807,876      593,599
end of period



    Capital Appreciation Stock
            Subaccount


                                           2000          1999           1998           1997          1996         1995        1994*
                                           ----          ----           ----           ----          ----         ----        ----
Net asset value:
Beginning of period                      $29.53        $23.91         $20.05         $15.45        $12.90       $10.00       $10.00
End of period                             30.37         29.53          23.91          20.05         15.45        12.90        11.60

Percentage increase in unit               2.84%        23.50%         19.25%         29.77%        19.77%       29.00%       16.00%
value during period

Number of units outstanding at       11,514,350     9,927,977      8,586,442      6,732,473     4,495,720    2,024,589      775,631
end of period


     Mid-Cap Stock Subaccount


                                             2000          1999+
                                             ----          -----
Net asset value:
Beginning of period                        $11.26          10.00
End of period                               13.76         $11.26
                                           22.20%       12.60%++
Percentage increase in unit
value during period

Number of units outstanding at          3,024,335        835,797
end of period


+1999 data is for the eight-month period ended December 31, 1999.

++Not annualized.


 T. Rowe Price International Stock
            Subaccount


                                          2000           1999          1998          1997          1996          1995         1994*
                                          ----           ----          ----          ----          ----          ----         ----
Net asset value:
Beginning of period                     $18.95         $14.41        $12.61        $12.40        $10.96         $9.99        $10.00
End of period                            15.35          18.95         14.41         12.61         12.40         10.96          9.99

Percentage increase in unit value     (19.00%)         31.51%        14.27%         1.69%        13.14%         9.71%        (0.1%)
during period

Number of units outstanding at       5,960,391      5,099,856     4,955,996     4,373,475     2,683,277     1,090,681       326,923
end of period



   Global Governments Subaccount


                                         2000          1999           1998            1997          1996        1995          1994
                                         ----          ----           ----            ----          ----        ----          ----
Net asset value:
Beginning of period                    $11.55        $12.02         $11.29          $11.58        $11.29      $10.01        $10.00
End of period                           11.95         11.55          12.02           11.29         11.58       11.29         10.01

Percentage increase in unit value       3.46%       (3.91%)          6.47%         (2.50)%         2.57%      12.78%          0.1%
during period

Number of units outstanding at        875,460     1,028,390      1,101,162       1,232,126     1,033,483     505,990       186,155
end of period



    Emerging Growth Subaccount


                                             2000          1999           1998            1997        1996**
                                             ----          ----           ----  -         ----        ------
Net asset value:
Beginning of period                        $27.95        $16.04         $12.12          $10.08        $10.00
End of period                               22.16         27.95          16.04           12.12         10.08

Percentage increase in unit value        (20.72%)        74.25%         32.34%          20.24%         0.80%
during period

Number of units outstanding at          6,938,522     5,885,301      5,094,236       3,752,045     1,650,627
end of period



Oppenheimer High Income Subaccount


                                             2000          1999           1998         1997***
                                             ----          ----           ----         -------
Net asset value:
Beginning of period                        $11.18        $10.87         $10.99          $10.00
End of period                               10.61         11.18          10.87           10.99

Percentage increase in unit value         (5.10%)         2.85%        (1.09%)           9.90%
during period

Number of units outstanding at          4,352,372     4,471,934      3,561,305       1,234,868
end of period



   Templeton Developing Markets
      Securities Subaccount


                                             2000          1999           1998         1997***
                                             ----          ----           ----         -------
Net asset value:
Beginning of period                         $7.82         $5.17          $6.64          $10.00
End of period                                5.24          7.82           5.17            6.64

Percentage increase in unit value        (32.99%)        51.26%       (22.14%)        (33.60)%
during period

Number of units outstanding at          1,236,325     1,052,898        868,801         458,727
end of period


*This column reflects per unit information from June 1, 1994 (the commencement of operations) through December 31, 1994.

**1996 data is for the eight-month period beginning May 1, 1996, and ending December 31, 1996.

***1997 data is for the eight-month period beginning May 1, 1997, and ending December 31, 1997.

                                     SUMMARY

The following summarizes information which is described in more detail later in the prospectus.

The Contract

Issuance of a Contract. The Company issues Contracts to individuals or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Code. (See DESCRIPTION OF THE CONTRACT, Issuance of a Contract.) Neither you nor the Annuitant may be older than age 85 (age 78 in Pennsylvania) on the Contract Date.


"Right to Examine" Period. You have the right to return the Contract within 10 days after you receive it. If you return the Contract, it will become void. The Company will refund to you the Contract Value as of the date the Contract is received at our Home Office plus any premium taxes deducted. You are subject to market risk during the "right to examine" period unless state law requires return of purchase payments. You may get back more or less than aggregate purchase payments you have made during this period. If required by state law, the Company will instead return the purchase payment(s) to you. (See DESCRIPTION OF THE CONTRACT, Right to Examine.)


Purchase Payments. The minimum amount required to purchase a Contract depends upon several factors. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months of the Contract. The minimum purchase payment is $100, unless the payment is made through an automatic purchase payment plan, in which case the minimum is $25. (See DESCRIPTION OF THE CONTRACT, Purchase Payments.)


Allocation of Purchase Payments. You may allocate purchase payments to one or more of the Subaccounts of the Variable Account or to the Guaranteed Interest Option or to both. An allocation to a Subaccount must be in whole percentages and be at least 1% of the purchase payment. An allocation to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Money Market Subaccount). Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Fund(s) will affect the Subaccount in which you invest your money and your Contract Value. The Company will credit interest to amounts in the Guaranteed Interest Option at a guaranteed minimum rate of 3% per year, or a higher current interest rate declared by the Company. (See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments.)


Transfers. On or before the Annuity Date, you may transfer all or part of the Contract Value between Subaccount(s) or the Guaranteed Interest Option, subject to certain restrictions.

Transfers to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Money Market Subaccount). Transfers are not allowed to the DCA One Year Guarantee Period. Except for the DCA One Year Guarantee Period, you may only transfer amount(s) out of the Guaranteed Interest Option during the 30 days prior to the expiration of a Guarantee
Period. You may transfer amount(s) from the DCA One Year Guarantee Period throughout its Guarantee Period. No fee is charged for transfers, but the Company reserves the right to charge $10 for each transfer over 12 during a Contract Year. (See DESCRIPTION OF THE CONTRACT, Transfer Privilege.)

Partial Withdrawal. By Written Notice to the Company on or before the Annuity Date, you may withdraw part of your Contract's Surrender Value, subject to certain limitations. (See DESCRIPTION OF THE CONTRACT, Surrender and Partial Withdrawals.)

Surrender. By Written Notice to the Company, you may surrender the Contract and receive its Surrender Value. (See DESCRIPTION OF THE CONTRACT, Surrender and Partial Withdrawals.)

Charges and Deductions

The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. However, a surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years of their being paid.

The surrender charge is 7% of the amount of the payment withdrawn or surrendered within one year of having been paid. The surrender charge decreases by 1% for each full year that has passed since the payment was made. There is no surrender charge for withdrawing or surrendering Contract Value in excess of the total purchase payments received or on purchase payments that are more than seven years old. (See CHARGES AND DEDUCTIONS, Surrender Charge (Contingent Deferred Sales Charge).)

Subject to certain restrictions, for the first partial withdrawal (or surrender) in each Contract Year, 10% of total purchase payments subject to a surrender charge may be surrendered or withdrawn without a surrender charge. (See CHARGES AND DEDUCTIONS, Surrender Charge.) The surrender charge also may be waived in certain circumstances as provided in the Contracts.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is waived if the Contract Value is $25,000 or more.) Before the Annuity Date, the Company deducts this fee from the Contract Value on each Contract Anniversary (or upon surrender of the Contract). After the Annuity Date, the Company deducts this fee from variable annuity payments made to you. A pro-rated portion of the fee is deducted upon annuitization of a Contract. (See CHARGES AND DEDUCTIONS, Annual Contract Fee.)

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the Variable Account at a rate of 0.003425% per day which is an annual rate of 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk). (See CHARGES AND DEDUCTIONS, Mortality and Expense Risk Charge.)

Asset-Based Administration Charge. The Company deducts a daily administration charge to compensate it for certain expenses the Company incurs in administering the Contract. The charge is deducted from the Variable Account at an annual rate of 0.15%. (See CHARGES AND DEDUCTIONS, Asset-Based Administration Charge.)


Premium Taxes. The Company pays any state or local premium taxes applicable to a
Contract: (a) from purchase payments as they are received, (b) from Contract Value upon surrender or partial withdrawal, (c) upon application of adjusted Contract Value to an annuity payment option, or (d) upon payment of a death benefit. The Company reserves the right to deduct premium taxes at the time it pays such taxes. This charge ranges from 0% to 2.35%. (See CHARGES AND DEDUCTIONS, Premium Taxes.)

Fund Expenses. The underlying Funds also charge Annual Fund Expenses as show in the Expense Table.


Annuity Provisions

You select the Annuity Date. For Non-Qualified Contracts, the Annuity Date must be on or prior to the later of (1) the Contract Anniversary following the Annuitant's 85th birthday or (2) 10 years after the Contract Date. For Qualified Contracts, the Annuity Date must be on or before: (1) the Annuitant reaching age 70 1/2 or (2) any other date meeting the requirements of the Code. You may change the Annuity Date as described in DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.

On the Annuity Date, the Adjusted Contract Value will be applied to an annuity payment option, unless you choose to receive the Surrender Value in a lump sum. (See ANNUITY PAYMENT OPTIONS.)

Federal Tax Status


Generally, any distribution from your Contract may result in taxable income. In certain circumstances, a 10% federal penalty tax may apply. For a further discussion of the federal income status of variable annuity contracts, see Federal Tax Matters.

                       CUNA MUTUAL LIFE INSURANCE COMPANY,

               THE CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT, AND

                              THE UNDERLYING FUNDS

CUNA Mutual Life Insurance Company (the Company), is the insurer. CUNA Mutual Life Variable Annuity Account (the Variable Account), is a separate account of the Company. Five registered investment companies of the series type serve as underlying investment options for the Variable Account.

CUNA Mutual Life Insurance Company

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name to "Century Life of America" and on December 31, 1996 the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union system, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. The Company and CUNA Mutual along with their subsidiaries are referred to herein as the "CUNA Mutual Group".


As of December 31, 2000, the Company had more than $5 billion in assets and more than $14.9 billion of life insurance in force. Effective November 2000, and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. Effective October 2000, and through the date of this Prospectus, Fitch (formerly Duff & Phelps) rated us AA (Very Strong) for insurer financial strength. A from A.M. Best is the 3rd highest rating out of a possible 16. AA from Fitch is the 3rd highest rating out of a possible 22. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain the most current ratings, contact us at the address or telephone number shown on the first page of this Prospectus.


The objective of Best's rating system is to evaluate the factors affecting overall performance of an insurance company and then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.


Fitch (formerly Duff & Phelps Credit Rating Co.) rates insurance companies on their financial strength and capacity to meet senior obligations to policyholders. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, competitive position, management capability, regulatory solvency and the company's asset and liability management practices.

The Company owns a one-half interest in MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) (the Investment Adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation, 5910 Mineral Point Road, Madison, Wisconsin, 53705. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc. (the principal underwriter for the Variable Account) and owns a one-half interest in MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) (the Investment Adviser to the Ultra Series Fund).


CUNA Mutual Life Variable Annuity Account

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account will receive and invest Net Purchase Payments made under the Contracts. In addition, the Variable Account may receive and invest purchase payments for other variable annuity contracts issued in the future by the Company.

Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the Variable Account. The Company has the right to transfer to the General Account any assets of the Variable Account which are in excess of reserves and other Contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

The Variable Account is divided into Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses of any other Subaccount, Separate Account or the Company itself.

The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

The Underlying Funds

The Variable Account invests in the Ultra Series Fund (Class Z shares), the T. Rowe Price International Series, Inc., the MFS Variable Insurance Trust, the Oppenheimer Variable Account Funds, and the Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more investment portfolios or Funds. Each is registered with the SEC as an open-end, management investment company.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the Fund prospectuses which must accompany or precede this Prospectus. The prospectuses should be read carefully and retained for future reference.

The Ultra Series Fund

The Ultra Series Fund is a series fund with two classes of shares within each of seven investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. Currently, the Ultra Series Fund offers six Funds as investment options under the Policies.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock Fund and the Growth and Income Stock Fund, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks a high level of long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation by investing in mid-size and small companies. It pursues this objective by purchasing the common stock of generally smaller, less-developed issuers with valuations, fundamentals and/or prospects that are attractive to the investment adviser.


MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.


T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


T.Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. Price International is the successor to Rowe Price-Fleming International, Inc., ("Price-Fleming") a joint venture with Robert Fleming Holdings, Ltd. Founded in 1979. In 2000, Price Fleming became wholly owned by T. Rowe Price Associates, Inc.


MFS Variable Insurance Trust


MFS Global Governments Series. The fund seeks income and capital appreciation.

MFS Emerging Growth Series. This Fund seeks to provide long-term growth of capital.


Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS Global Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Oppenheimer Variable Account Funds

Oppenheimer High Income Fund/VA. This Fund seeks a high level of current income from investments in high yield fixed-income securities. Oppenheimer High Income Fund/VA's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

Franklin Templeton Variable Insurance Products Trust


The Franklin Templeton Variable Insurance Products Trust is generally available as an underlying investment of the Variable Account in which this Contract invests.


Templeton Developing Markets Securities Fund Class 2. This Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.


Class 2 of the Templeton Developing Markets Securities Fund pays to its distributor 0.25% of the average daily net assets of the Fund annually under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Amounts received by the distributor are paid under the 12b-1 Plan to the Company may be used for furnishing certain contract owner services or distribution activities.


Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions. Templeton Asset Management Ltd. is a Singapore corporation wholly owned by Franklin Resources, Inc., a publicly owned U.S. company. Franklin Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson Jr.

Availability of the Funds

The Variable Account purchases shares of the T. Rowe Price International Stock Portfolio, the MFS Global Governments Series and the MFS Emerging Growth Series, the Oppenheimer High Income Fund/VA, and the Templeton Developing Markets Securities Fund Class 2 in accordance with four participation agreements. The termination provisions of these agreements vary. A summary of the termination provisions of these agreements may be found in the Statement of Additional Information.

If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in that Fund.

The Company has entered into agreements with the investment managers or advisers of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Resolving Material Conflicts

Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Variable Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Addition, Deletion, or Substitution of Investments


The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. Such other Funds may have different fees and expenses. The Company will not substitute any shares attributable to a Contract's interest in a Subaccount without prior notice and approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

The Company also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations, or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Also, certain Subaccounts my be closed to certain customers. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.


In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Contract to reflect the substitution or change.

If the Company considers it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Contracts.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy may be very similar to the investment objectives and policies of other portfolios that are managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even in the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

                           DESCRIPTION OF THE CONTRACT

Issuance of a Contract

In order to purchase a Contract, application must be made to the Company through a licensed representative of the Company, who is also a registered representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or a broker-dealer having a selling agreement with CUNA Brokerage or a broker-dealer having a selling agreement with such broker-dealer. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 (age 78 in Pennsylvania) on the Contract Date.

Purchase Payments

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:

         o        $5,000, except as described below.

         o $2,000 for Contracts that qualify for special federal income tax treatment under Sections 401, 408, 408A, or 457 of the Code. This category includes qualified pension plans, individual retirement accounts, and certain deferred compensation plans.

         o $300 for Contracts that qualify for special federal income tax treatment under Section 403(b) of the Code. This category includes tax-sheltered annuities.

         o The value of a Contract exchanged pursuant to Section 1035 of the Code, if the Company approves the transaction prior to the exchange.

         o $600 for a Contract sold to employees of the Company and its subsidiaries, to employees of CUNA Mutual and its subsidiaries, and to registered representatives and other persons associated with CUNA Brokerage. This category includes both individual retirement accounts and non-individual retirement accounts.

Unless the minimum purchase amount specified above already has been paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law does not permit the Company to accept more than $2,000.00 for an individual retirement account, except in the case of a rollover or transfer.)

The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Annuity Date. Additional purchase payments after the initial purchase payment are not required.

The Company reserves the right not to accept (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday (78th birthday in Pennsylvania), (2) purchase payments of less than $100, and (3) purchase payments in excess of $1 million. Also, the Company reserves the right to change the size of minimum payments and, with respect to Contracts not yet issued, the size of the minimum purchase amounts.

The Company reserves the right, if allowed by state law, to terminate a Contract and pay the Contract Value to the Owner if: (1) no purchase payments have been received during the prior 24 months, (2) aggregate purchase payments up to the time of termination total less than $2,000, and (3) Contract Value is less than $2,000. Since the charges imposed on such a Contract will be significant, only those with the financial capability to keep a contract in place for a substantial period should purchase a contract.

Right to Examine

The Contract provides for an initial "right to examine" period. The Owner has the right to return the Contract within 10 days of receiving it. In some states, this period may be longer than 10 days.

In all states except Georgia, Idaho, Michigan, Nevada, North Carolina, Oklahoma, South Carolina, Utah, and Washington: The Owner is subject to market risk during the Right to Examine period. When the Company receives the returned Contract or when the sales representative who sold the Contract receives the returned Contract before the end of the Right to Examine period, the Company will cancel the Contract and refund to the Owner an amount equal to the Contract Value as of the date the returned Contract is received in the Home Office, plus any premium taxes deducted for all plan types except IRAs. This amount may be more or less than the aggregate amount of purchase payments made up to that time. For IRAs, aggregate purchase payments are returned.

In the states of Georgia, Idaho, Michigan, Nevada, North Carolina, Oklahoma, South Carolina, Utah, and Washington: When the Company receives the returned Contract or when the sales representative who sold the contract receives the returned Contract before the end of the Right to Examine period, the Company will cancel the Contract and refund to the Owner an amount equal to aggregate purchase payments made. In these states, the initial purchase payments will be allocated to the money market subaccount for 20 days following the Contract Date.

In some states, the refund amount may differ from the description above if the contract is a replacement for an existing contract.

Allocation of Purchase Payments


At the time of application, the Owner selects how the initial Net Purchase Payment is to be allocated among the Subaccounts and the Guaranteed Interest Option. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. An allocation to the Guaranteed Interest Option must be for at least $1,000.


If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment will be allocated, as designated by the Owner, to one or more of the Subaccounts or to the Guaranteed Interest Option within two Valuation Days of receipt of such purchase payment by the Company at its Home Office. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment will be allocated as designated by the Owner within two Valuation Days.

Notwithstanding the foregoing, in jurisdictions where the Company must refund aggregate purchase payments in the event the Owner exercises the right to examine, any portion of the initial Net Purchase Payment to be allocated to a Subaccount will be allocated to the Money Market Subaccount for a 20-day period following the Contract Date. At the end of that period, the amount in the Money Market Subaccount will be allocated to the Subaccounts as designated by the Owner based on the proportion that the allocation percentage for each such Subaccount bears to the sum of the allocation percentages.

Any subsequent Net Purchase Payments will be allocated as of the end of the Valuation Period in which the subsequent Net Purchase Payment is received by the Company and will be allocated in accordance with the allocation schedule in effect at the time the purchase payment is received. However, Owners may direct individual payments to a specific Subaccount or to the Guaranteed Interest Option (or any combination thereof) without changing the existing allocation schedule. The allocation schedule may be changed by the Owner at any time by Written Notice. Changing the purchase payment allocation schedule will not change the allocation of existing Contract Value among the Subaccounts or the Guaranteed Interest Option.

The Contract Values allocated to a Subaccount will vary with that Subaccount's investment experience, and the Owner bears the entire investment risk. Owners should periodically review their purchase payment allocation schedule in light of market conditions and their overall financial objectives.

Variable Contract Value

The Variable Contract Value will reflect the investment experience of the selected Subaccounts, any Net Purchase Payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum Variable Contract Value, and, because a Contract's Variable Contract Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period. The value will be the total of the values attributable to the Contract in each of the Subaccounts. The Subaccounts are valued by multiplying that Subaccount's unit value for the relevant Valuation Period by the number of Accumulation Units of that Subaccount allocated to the Contract.

Determination of Number of Accumulation Units. Any amounts allocated or transferred to the Subaccounts will be converted into Subaccount Accumulation Units. The number of Accumulation Units to be credited to a Contract is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated or transferred. The number of Accumulation Units in any Subaccount will be increased at the end of the Valuation Period by any Net Purchase Payments allocated to the Subaccount during the current Valuation Period and by any amounts transferred to the Subaccount from another Subaccount or from the Guaranteed Interest Option during the current Valuation Period.

Any amounts transferred, surrendered, or deducted from a Subaccount will be processed by canceling or liquidating Accumulation Units. The number of Accumulation Units to be canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was removed. The number of Accumulation Units in any Subaccount will be decreased at the end of the Valuation Period by: (a) any amounts transferred (including any applicable transfer fee) from that Subaccount to another Subaccount or to the Guaranteed Interest Option, (b) any amounts withdrawn or surrendered during that Valuation Period, (c) any surrender charge, annual Contract fee or premium tax assessed upon a partial withdrawal or surrender, and (d) the annual Contract fee, if assessed during that Valuation Period.

Determination of Accumulation Unit Value. The Accumulation Unit value for each Subaccount's first Valuation Period was set at $10. The Accumulation Unit value for a Subaccount is calculated for each subsequent Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

          (1)  Is the result of:

               (a) the net assets of the Subaccount (i.e., the aggregate value of underlying Fund shares or units held by the Subaccount) as of the end of the Valuation Period;

               (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period that the Company determines to be attributable to the operations of the Subaccount.

          (2) The cumulative unpaid daily charge for mortality and expense risks and for administration multiplied by the number of days in the Valuation Period.

          (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

Transfer Privileges


General. On or before the Annuity Date and subject to the restrictions described below, the Owner may transfer all or part of the amount in a Subaccount or the Guaranteed Interest Option to another Subaccount or the Guaranteed Interest Option.


Transfers to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Money Market Subaccount). Transfers are not allowed to the DCA One Year Guarantee Period. Except for the DCA One Year Guarantee Period, transfers out of the Guaranteed Interest Option are only permitted during the 30-day period prior to the expiration of a Guarantee Period. Transfers from the DCA One Year Guarantee Period may be made throughout its Guarantee Period. Transfers will be made as of the Valuation Day on which Written Notice requesting such transfer is received by the Company if received before 3:00 p.m. Central Time. Transfers will be made as of the Valuation Day next following the day on which Written Notice requesting such transfer is received, if received after 3:00 p.m. Central Time. Subject to these restrictions, there currently is no other limit on the number of transfers that can be made among or between Subaccounts or to or from the Guaranteed Interest Option.

Transfers may be made by Written Notice. A telephone transfer authorization form received by the Company at the Home Office is valid until it is rescinded or revoked in writing by the Owner(s) or until a subsequently dated form signed by the Owner(s) is received at the Home Office. If a currently valid telephone transfer authorization form is on file, the Company may act upon the instructions of any one Owner. The Company is not responsible for inability to receive an Owner's instructions because of busy telephone lines or malfunctioning telephone equipment.

The Company will send a written confirmation of all transfers made pursuant to telephone instructions. The Company may also require a form of personal identification prior to acting on instructions received by telephone and tape record instructions received by telephone. If the Company follows these procedures, it will not be liable for any losses to Owners due to unauthorized or fraudulent instructions.

The Company reserves the right to modify, restrict, suspend, or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, the Company reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

Transfer Fee. No charge is made for transfers, however, the Company reserves the right to charge $10 for each transfer after the 12th during a Contract Year. (See CHARGES AND DEDUCTIONS.)

Dollar-Cost Averaging. If elected at the time of the application or at any other time by Written Notice, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) specified dollar amounts from the Money Market Subaccount or the DCA One Year Guarantee Period to other Subaccounts. This is known as the dollar-cost averaging method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.


The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Money Market or DCA One Year Guarantee Period, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be transferred to the Money Market Subaccount).


Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Variable Contract Value in the Money Market Subaccount or the value in the DCA One Year Guarantee Period is depleted to zero; (2) the Owner cancels the election by Written Notice; or (3) for three successive months, the Variable Contract Value in the Money Market Subaccount or the value in the DCA One Year Guarantee Period has been insufficient to implement the dollar-cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. The Company reserves the right to discontinue offering dollar-cost averaging at any time and for any reason.

Other Types of Automatic Transfers. If elected at the time of the application or at any other time by Written Notice, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Amounts may also be automatically transferred from the DCA One Year Guarantee Period to one or more Subaccounts. Such automatic transfers may be requested on the following basis:
(1) as a specified dollar amount, (2) as a specified number of Accumulation Units, (3) as a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.


The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA One Year Guarantee Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA One Year Guarantee Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election by Written Notice; or
(3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions the Owner has given to the Company. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to discontinue offering automatic transfer at any time and for any reason.

Automatic Personal Portfolio Rebalancing Service. If elected at the time of the application or requested at any other time by Written Notice, an Owner may instruct the Company to automatically transfer (on a monthly, quarterly, semi-annual or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among such Subaccounts. Such percentage allocations must be in whole percentages and be at least 1% per allocation. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule.) There is no additional charge for using Variable Contract Value rebalancing. If the owner does not specify a frequency for rebalancing, we will rebalance quarterly.


Surrenders and Partial Withdrawals


Surrenders. At any time on or before the Annuity Date, the Owner may surrender the Contract for its Surrender Value. The Surrender Value will be determined as of the Valuation Period on the date Written Notice requesting surrender and the Contract are received at the Company's Home Office. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an annuity payment option. A surrender may have adverse federal income tax consequences, including a penalty tax. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Partial Withdrawals. At any time on or before the Annuity Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will withdraw the amount requested from the Contract Value as of the Valuation Day Written Notice requesting the partial withdrawal is received at the Home Office. Any applicable interest adjustment will be deducted from the remaining Contract Value. (See THE GUARANTEED INTEREST OPTION, Interest Adjustment.) Any applicable surrender charge also will be deducted from the remaining Contract Value.


(See CHARGES AND DEDUCTIONS, Surrender Charge.)

The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or Guarantee Amounts. If the Owner does not so specify, or if the amount in the designated Subaccounts or Guarantee Amount is inadequate to comply with the request, the partial withdrawal will be made from each Subaccount and each Guarantee Amount based on the proportion that the value in such Subaccount or Guarantee Amount bears to the total Contract Value immediately prior to the partial withdrawal.

A partial withdrawal may have adverse federal income tax consequences, including a penalty tax. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Surrender and Partial Withdrawal Restrictions. The Owner's right to make surrenders and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.


Systematic Withdrawals. If elected at the time of the application or requested at any other time by Written Notice, an Owner may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Under the systematic withdrawal plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts as specified by the Owner. Such withdrawals must be at least $100 each and may only be made from Variable Contract Value. This $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code. Generally, owners must be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments.


The withdrawals may be requested on the following basis: (1) as a specified dollar amount, (2) as a specified whole number of Accumulation Units, (3) as a specified whole percent of Variable Contract Value in a particular Subaccount,
(4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate on the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge). With regard to (4), an Owner may, by Written Notice, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

There are federal income tax consequences to partial withdrawals through the systematic withdrawal plan and Owners should consult with their tax adviser before electing to participate in the plan. The Company reserves the right to discontinue offering the systematic withdrawal plan at any time.

Contract Loans

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the Code. Owners should, therefore, consult their tax and retirement plan advisers before taking a Contract loan.

At any time, Owners may borrow the lesser of (1) the maximum loan amount permitted under the Code, or (2) 90% of the Surrender Value of their Contract. Loans in excess of the maximum amount permitted under the Code will be treated as a taxable distribution rather than a loan. The Company will only make Contract loans after approving a written application by the Owner. The written consent of all assignees and irrevocable beneficiaries must be obtained before a loan will be given. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with applicable requirements of the Code.


When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Guaranteed Interest Option Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account is separate from any Subaccount or Guarantee Account. The Owner must indicate in the loan application from which Subaccounts or Guarantee Amounts, and in what amounts, Contract Value is to be transferred to the Loan Account. In the absence of any such instructions from the Owner, the transfer(s) are made pro-rata from all Subaccounts having Variable Contract Value and from all Guarantee Amounts. Loans may be repaid by the Owner at any time before the Annuity Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Guarantee Accounts designated by the Owner or according to the Owner's current purchase payment allocation instructions. Loan repayments may not be allocated to the DCA One Year Guarantee Period Account. Amounts transferred from the Guaranteed Interest Option to the Loan Account may be subject to an interest adjustment, if applicable.


The Company charges interest on Contract loans at an effective annual rate of 6.5%. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at the Company's discretion and Owners should request current interest rate information from the Company or Representative or by calling the Company at (800) 798-5500. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value or Guaranteed Interest Option Value (as described above for the loan itself) to the Loan Account. This transfer will therefore increase the loan amount.

If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, the Company will send a written notice of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 60 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan repayment within 60 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments made no less frequently than quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 60-day grace period from the end of quarter installment due date. If the amount due by the end of the quarter is not received within the grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account and the interest rates applicable to Guarantee Accounts do not apply to the portion of Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

Death Benefit Before the Annuity Date

Death of an Owner. If any Owner dies prior to the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

The following options are available to a sole surviving Owner or a new Owner:

          (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

          (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of Death:

               (a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

               (b) to apply the Surrender Value within 1 year of the deceased Owner's death to one of the annuity payment options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Annuity Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum within five years of the deceased annuitant's death. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, within 5 years of the deceased Annuitant's death, the Beneficiary may elect, within 60 days of the date the Company receives due proof of the Annuitant's death, to apply the death benefit to an annuity payment option, provided that the Annuity Date selected by the Beneficiary is at least two years after the Contract Date. The Company is currently waiving this two year requirement for Annuity Payment Options 3 and 4. (See ANNUITY PAYMENT OPTIONS, Description of Annuity Payment Options.)

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

          (1) payments under the option begin within 1 year of the Annuitant's death; and

          (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

Death Benefit. If the Annuitant is age 75 or younger on the Contract Date, the death benefit is an amount equal to the greater of:

          (1) aggregate Net Purchase Payments made under the Contract less partial withdrawals as of the date the Company receives Due Proof of Death of the deceased;

          (2) Contract Value as of the date the Company receives Due Proof of Death of the deceased's death; or

          (3) the death benefit floor amount as of the date of the deceased's death plus any Net Purchase Payments made and less any partial withdrawals made since the most recent death benefit floor computation anniversary prior to death.

For Contracts issued after the Annuitant's 76th birthday, the death benefit is always equal to the Contract Value as of the date the Company receives Due Proof of the Death of Annuitant less any outstanding loan amount and any applicable premium taxes not previously deducted.

The death benefit floor amount is the Contract Value on the most recent death benefit floor computation anniversary. In states other than Texas, death benefit floor computation anniversaries are the 7th Contract Anniversary and each subsequent 7th Contract Anniversary (for example, the 14th Contract Anniversary, the 21st Contract Anniversary, etc.) (In Texas, the death benefit floor computation anniversaries are the 6th Contract Anniversary and each subsequent 6th Contract Anniversary.)

Death Benefit After the Annuity Date

If an Owner dies after the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Payee receiving annuity payments becomes the new Owner. Such Owners will have the rights of Owners during the annuity period, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Annuity Date will have the effect stated in the annuity payment option pursuant to which annuity payments are being made.

Annuity Payments on the Annuity Date

The Owner selects the Annuity Date. For Non-Qualified Contracts, the Annuity Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Date. For Qualified Contracts, the Annuity Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

The Owner may change the Annuity Date subject to the following limitations: (1) the Owner's Written Notice must be received at the Home Office at least 30 days before the current Annuity Date, and (2) the requested Annuity Date must be a date that is at least 30 days after receipt of the Written Notice, and (3) the requested Annuity Date must be at least two years after the Contract Date (the Company is currently waiving this limitation for Annuity Payment Options 3 and 4.)

(See ANNUITY PAYMENT OPTIONS, Description of Annuity Payment Options.)

On the Annuity Date, the adjusted Contract Value will be applied under the life income annuity payment option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. (See ANNUITY PAYMENT OPTIONS.) In certain states, the Surrender Value will be applied to the annuity payment option rather than the adjusted Contract Value. Unless the Owner instructs the Company otherwise, amounts in the Guaranteed Interest Option will be used to provide a fixed-annuity payment option and amounts in the Variable Account will be used to provide a variable annuity payment option.

The adjusted Contract Value is the Contract Value:

          (1)  plus or minus any applicable interest adjustment;

          (2) minus any applicable surrender charge if annuity payment option 1 is selected;

          (3) minus the pro-rated portion of the annual Contract fee (unless the Annuity Date falls on the Contract Anniversary);

          (4)  minus any applicable loan amount; and

          (5)  minus any applicable premium taxes not yet deducted.

Payments

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Notice, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

          (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

          (2)  the SEC permits the postponement for the protection of Owners; or

          (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Guaranteed Interest Option for up to six months from the date of receipt of Written Notice for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.

Modification

Upon notice to the Owner, the Company may modify the Contract:

          (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency; or

          (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

          (3)  to reflect a change in the operation of the Variable Account; or

          (4) to provide for the addition or substitution of investment options.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

Reports to Owners

At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Guarantee Amount) of the Contract, purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding a Contract may be made in writing to the Company at its Home Office.

                         THE GUARANTEED INTEREST OPTION


The guaranteed interest option varies according to the state in which the Contract is issued. Solely for the sake of convenient reference, states have been divided into three categories. In category one, the Company offers guarantee periods varying in duration from one year to ten years and the Company may impose an interest adjustment on guarantee amounts withdrawn prior to the expiration of a guarantee period.


In Category 2, the Company offers a guarantee period of one year and no interest adjustment is imposed if guarantee amounts are withdrawn before the expiration of that year.

In Category 3, the Company does not intend to offer a guaranteed interest option.

To determine the guaranteed interest option available in your state, find the name of your state in the lists of states below. Then read about the guaranteed interest option available in that state.

Category 1

The Company, in Category 1 states, offers guarantee periods varying in duration from one year to ten years and the Company may impose an interest adjustment on guarantee amounts withdrawn prior to the expiration of a guarantee period. Category 1 states are: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts,
Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, West Virginia, and Wyoming.

In Category 1 states, an Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed Interest Option for selected periods of time from one to ten years. The Company also intends to offer a special one year Guarantee Period that allows transfers to other Subaccounts throughout the Guarantee Period (the "DCA One Year Guarantee Period"). Purchase Payments may be allocated to this DCA One Year Guarantee Period, but transfers are not allowed into it. The DCA One Year
Guarantee Period has not yet been approved in all states and the Guaranteed Interest Options may not be available in all states. Contact the Company for information on availability in your state.

The Guaranteed Interest Option is part of the Company's General Account and pays interest at declared rates, set at the sole discretion of the Company. The rates are guaranteed for a selected period of time from one to ten years. The principal, after deductions, is also guaranteed. The Company's General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, the Company assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor the Company's General Account has been registered as an investment company under the 1933 Act. Therefore, neither the Company's General Account, nor the Guaranteed Interest Option, are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner's information. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value

The portion of the Contract Value allocated to the Guaranteed Interest Option is the Guaranteed Interest Option value which is credited with interest, as described below. The Guaranteed Interest Option value reflects interest credited to Contract Value in Guarantee Periods, Net Purchase Payments allocated to or Contract Value transferred to Guarantee Periods, transfers of Contract Value out of Guarantee Periods, surrenders and partial withdrawals from Guarantee Periods (including related interest adjustments), and charges assessed in connection with the Contract. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods

From time to time the Company will offer to credit Guaranteed Interest Option value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Guarantee Periods. The Company may offer one or more Guarantee Periods of one to ten years' duration at any time, but will always offer a Guarantee Period of one year. The Company will publish an effective annual interest rate applicable to each Guarantee Period being offered at that time. Net Purchase Payments allocated or Contract Value transferred to a Guarantee Period are guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Guarantee Period or surrendered). The interest rates available at any time will vary with the number of years in the Guarantee Period but will always be equal to or greater than an effective annual rate of 3%.

Guarantee Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of years in the Guarantee Period have elapsed. Transfers of Contract Value to the DCA One Year Guarantee Period are not permitted. The last day of the Guarantee Period is the expiration date for the Guarantee Period. Owners may not select Guarantee Periods with expiration dates later than the Contract's current Annuity Date. During the 30-day period prior to the expiration of a Guarantee Period, the Owner may transfer the Guarantee Amount related to that Guarantee Period to any new Guarantee Period or Subaccount available at that time. Such transfers may be made at any time from the DCA One Year Guarantee Period. At the expiration of the DCA One Year Guarantee Period, any amount remaining in the account will be transferred to the Money Market Subaccount if other instructions are not received from the Owner. If, at the expiration of a Guarantee Period, less than one year remains until the Annuity Date, the Company will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period. For Guarantee Periods other than the DCA One Year Guarantee Period, the Company will notify Owners of the available Guarantee Periods and Subaccounts 30 days prior to the expiration of a Guarantee Period.

If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date the Company will invest the Guarantee Amount in another Guarantee Period of the same duration as the expiring period. If no Guarantee Period of equal duration is available at that time, the Company will reinvest the Guarantee Amount in the next shortest Guarantee Period available. If either of such default Guarantee Periods would extend beyond the Annuity Date of the Contract, the Company will reinvest the Guarantee Amount in the Guarantee Period of the longest duration that expires before the Annuity Date.

The Company intends to credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. These current interest rates may be influenced by, but do not necessarily correspond to, prevailing general market interest rates. Guaranteed Interest Option Value will not share in the investment performance of the Company's General Account or any portion thereof. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum guaranteed rate.

Net Purchase Payment Preservation Program

An Owner may elect to allocate the initial Net Purchase Payment between the Guaranteed Interest Option and the Variable Account so that at the end of the Guaranteed Period the portion of the initial Net Purchase Payment allocated to the Guarantee Interest Option will equal the initial Net Purchase Payment. This would permit the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, the Company will calculate the portion of any Net Purchase Payment that must be allocated to a particular Guarantee Period to achieve this result.

Interest Adjustment

The Company will impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an annuity payment option from a Guarantee Period (other than the DCA One Year Guarantee Period) before expiration of the period except when such a withdrawal, surrender, or annuitization occurs during the last 30 days of the period. The interest adjustment is calculated by multiplying the amount surrendered, withdrawn, or annuitized by the following factor:

                              0.70 x (I - J) x n/12
Where:

          I = the guaranteed interest rate then being offered for a new Guarantee Period equal in duration and type to the period from which the Guarantee Amount is being withdrawn, surrendered or annuitized. If a Guarantee Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed rates for periods then available. If the Guarantee Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Guarantee Period plus the interest adjustment reference factor shown on the Contract data page. If no published rates are available for maturities equal to the duration of the appropriate Guarantee Period, linear interpolation of other published rates will be used.

          J = the guaranteed interest rate then being credited to the Guarantee Amount being withdrawn, surrendered or annuitized.

          n = the number of complete months remaining until the expiration of the Guarantee Period.

At a time when I exceeds J, the interest adjustment will reduce the portion of any Guarantee Amount available for withdrawal, surrender, or annuitization. At a time when J exceeds I, the interest adjustment will increase the portion of any Guarantee Amount available for withdrawal, surrender, or annuitization.
Moreover, the interest adjustment will only operate to increase or reduce credited interest in an amount equal to the excess of 3% per year on a Guarantee Amount at the beginning of any Guarantee Period.

The interest adjustment is calculated separately for each Guarantee Amount and is applied before any surrender charge. Owners must instruct the Company as to which Guarantee Periods should be withdrawn or surrendered. Within any Guarantee Period, Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The adjustment does not apply to the calculation of a death benefit or to amounts deducted from Guaranteed Interest Option value by the Company as fees or charges. In addition, the sum of the surrender charge and interest adjustment for a Guarantee Amount withdrawn or surrendered will not exceed 10% of the Guarantee Amount withdrawn or surrendered.

Any applicable interest adjustment(s) will be deducted from or added to the remaining Guarantee Amount(s), if any, or from all remaining Guarantee Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Guarantee Amount, the Guaranteed Interest Option value would be insufficient to permit the deduction of the interest adjustment from any remaining Guarantee Amounts, then the Company will not permit the partial withdrawal.

The imposition of an interest adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Category 2

The Company, in Category 2 states, offers guarantee periods of one year and no interest adjustment is imposed. Category 2 states include: Pennsylvania, Texas, Utah, and Wisconsin. Category 2 states may also include Maryland and New Jersey. Maryland and New Jersey offers will be limited to the DCA One Year Guarantee Period only. Contact the Company for information on availability in Maryland and New Jersey.

In Category 2 states an Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed
Interest Option for one year periods. The Company also intends to offer a special one year Guarantee Period that allows transfers to other Subaccounts throughout the Guarantee Period (the "DCA One Year Guarantee Period"). Purchase Payments may be allocated to this DCA One Year Guarantee Period, but transfers are not allowed into it. Purchase payment allocations are limited to the first three contract years in Maryland and New Jersey. Contracts sold in Maryland and New Jersey prior to availability of the DCA One Year Guarantee Period do not contain the Guaranteed Interest Option.

The Guaranteed Interest Option is part of the Company's General Account and pays interest at declared rates, set at the sole discretion of the Company, that are guaranteed for one year. The principal, after deductions, is also guaranteed. The Company's General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, the Company assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, nor the Guaranteed Interest Option, are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner's information. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value

The Guaranteed Interest Option value is the portion of the Contract Value allocated to the Guaranteed Interest Option. The Guaranteed Interest Option value reflects Net Purchase Payments allocated to and Contract Value transferred to 1) Guarantee Periods, 2) interest credited to Contract Value in Guarantee Periods, 3) transfers of Contract Value out of Guarantee Periods, 4) surrenders and partial withdrawals from Guarantee Periods, and 5) charges assessed in connection with the Contract. Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods


From time to time the Company will offer to credit Guaranteed Interest Option value with interest at a specific rate guaranteed for the following one-year period. The one-year period is known as a Guarantee Period. The Company will publish the effective annual interest rate applicable to each Guarantee Period. Net Purchase Payments allocated and Contract Value transferred to a Guarantee Period are guaranteed to earn that rate of interest during the period (provided that such payments and Contract Value are not withdrawn from the Guarantee Period or surrendered). The interest rate will always be equal to or greater than an effective annual rate of 3%.

A Guarantee Period begins as of the date Net Purchase Payments or transfers of Contract Value are made to the Guarantee Account and ends when 365 days have passed. Transfers of Contract Value to the DCA One-Year Guarantee Period are not permitted. The last day of the 365-day period is the expiration date for the Guarantee Period. During the 30-day period prior to the expiration date, the Owner may transfer the Guarantee Amount related to that Guarantee Period to a new one year Guarantee Period or to any Subaccount available at that time. Such transfers may be made at any time from the DCA One-Year Guarantee Period. At the expiration of a DCA One-Year Guarantee Period, any amount remaining will be transferred to the Money Market Subaccount. For Guarantee Periods other than the DCA One Year Guarantee Period, the Company will notify Owners of the interest rates applicable to the upcoming Guarantee Period thirty days prior to the expiration of a Guarantee Period. If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date the Company will invest the Guarantee Amount in another one year Guarantee Period at the guaranteed rate then offered. If less than one year remains until the Annuity Date, the Company will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period.


The Company intends to credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Current interest rates may be influenced by, but do not necessarily correspond to, prevailing general market interest rates. Guaranteed Interest Option Value will not share in the investment performance of the Company's General Account. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner assumes the risk that interest credited may not exceed the minimum guaranteed rate.

The Company will not impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an annuity payment option from the Guaranteed Interest Option.

Net Purchase Payment Preservation Program


An Owner may elect to allocate the initial Net Purchase Payment between the one year Guaranteed Period and the Variable Account so that at the end of the Guarantee Period, the portion of the initial Net Purchase Payment allocated to the Guarantee Amount will equal the initial Net Purchase Payment. This permits the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, the Company will calculate the portion of any initial Net Purchase Payment that must be allocated to a one-year Guarantee Period to achieve this result. The program is not available in Maryland and New Jersey.


Category 3

The Company does not intend to offer a guaranteed interest option in Category 3 states. Category 3 states are: Oregon and Washington.

                             CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General. No charge for sales expenses is deducted from purchase payments at the time purchase payments are paid. However, within certain time limits described below, a surrender charge (contingent deferred sales charge) is deducted from the Contract Value if a partial withdrawal or surrender is made before the Annuity Date. Also, a surrender charge is deducted from amounts applied to annuity payment option 1. (See DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.)

Charge for Partial Withdrawal or Surrender. A charge is imposed on the partial withdrawal or surrender of purchase payments within seven years of their having been received by the Company. The surrender charge is the percentage of each such purchase payment specified in the table below and is separately calculated and applied to each purchase payment at any time when that purchase payment is withdrawn or surrendered. No surrender charge applies to Contract Value in excess of aggregate purchase payments. The surrender charge is calculated using the assumption that all Contract Value in excess of aggregate purchase payments is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.

      Number of Full Years Between
      Date of Purchase Payment and                  Charge as Percentage
            Date of Surrender                       of Purchase Payment
      -------------------------------               --------------------
                   0                                        7%
                   1                                        6%
                   2                                        5%
                   3                                        4%
                   4                                        3%
                   5                                        2%
                   6                                        1%
                   7 +                                      0%

Any applicable surrender charge is deducted pro-rata from the remaining Variable Contract Value in the Subaccounts from which the withdrawal is made or the remaining Guaranteed Interest Option value from the Guarantee Amounts from which the withdrawal is made. If such remaining Variable Contract Value or Guaranteed Interest Option value is insufficient for this purpose, the surrender charge is deducted pro-rata from all Subaccounts and Guarantee Amounts under the Contract.

Amounts Not Subject to Surrender Charge. In each Contract Year, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.


Waiver of Surrender Charge. In most states, the Contract provides that, upon Written Notice from the Owner before the Annuity Date, the surrender charge will be waived on any partial withdrawal or surrender if the Annuitant is confined to a nursing home or hospital (as described in the Contract) or becomes terminally ill (as described in the Contract). This waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. As of May 1, 2001, those states include Kansas, New Jersey, Pennsylvania, and Texas.


The Company also offers an Executive Benefits Plan Endorsement in conjunction with certain deferred compensation plans. The executive benefits plan endorsement waives the surrender charges (deferred charges) on the contract (policy) to which it is attached subject to the following conditions:

1. the contract (policy) is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;

2.   the contract (policy) is owned by a business or trust;

3.   the new contract (policy) is owned by the same entity;

4. the annuitant (insured) under the contract (policy) is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

5. the annuitant (insured) under the new contract is also a selected manager or highly compensated employee;

6. we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (policy) years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Annual Contract Fee

On each Contract Anniversary prior to the Annuity Date, the Company deducts from the Variable Contract Value an annual Contract fee of $30 to reimburse it for administrative expenses relating to the Contract. The fee is deducted from each Subaccount and from the Guaranteed Interest Option based on the proportion that the value of the Subaccount and the Guaranteed Interest Option bear to the total Contract Value. (In Texas and South Carolina, the fee is deducted from each Subaccount based on the proportion that the value of the Subaccount bears to the total Variable Contract Value.) The annual Contract fee also is deducted upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon annuitization. After the Annuity Date, the annual Contract fee is deducted from variable annuity payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $25,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Annuity Date when a Contract with a Contract Value of $25,000 or more has been annuitized.

Asset-Based Administration Charge

The Company deducts a daily administration charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%.

Transfer Processing Fee

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for the 13th transfer and each subsequent transfer during a Contract Year. For the purpose of assessing such a transfer fee, each written request would be considered to be one transfer, regardless of the number of Subaccounts or Guarantee Amounts affected by the transfer. The transfer fee would be deducted from the Subaccount or Guarantee Amount from which the transfer is made. If a transfer is made from more than one Subaccount or Guarantee Amount at the same time, the transfer fee would be deducted pro-rata from the remaining Variable Contract Value in such Subaccount(s) or from the remaining Guarantee Amount.

Lost Contract Request

You can obtain a certification of your contract at no charge. There will be a $30 charge for a duplicate contract.

Mortality and Expense Risk Charge

To compensate the Company for assuming mortality and expense risks, the Company deducts a daily mortality and expense risk charge from the assets of the Variable Account. The charge is at a daily rate of 0.003425%. On an annual basis, this equates to 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk).

The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

The Company may use any profits from this charge to finance other expenses, including distribution expenses related to the Contracts.

Fund Expenses

Because the Variable Account purchases shares or units of the various Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. (See EXPENSE TABLES and the accompanying current prospectuses for Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust.)

Premium Taxes

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other government units within a state may levy such taxes. The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, the jurisdiction may require payment (a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from adjusted Contract Value upon application to an annuity payment option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax from the Owner's Contract Value until the Contract is annuitized.


The Company, upon request, will provide current premium tax rates. To obtain this information, contact the Company at the address and telephone number shown on the first page of this prospectus. As of January 1, 2001, the Contracts offered by this Prospectus were subject to tax in the states shown below:

         =============================== ============= =============
         State                           Non-Qualified   Qualified
         =============================== ============= =============
         California                      2.35%         0.50%
         Maine                           2.00%         0.00%
         Nevada                          3.50%         0.00%
         South Dakota                    1.25%         0.00%
         West Virginia                   1.00%         1.00%
         Wyoming                         1.00%         0.00%
         =============================== ============= =============


Other Taxes

Currently, no charge is made against the Variable Account for any federal, state, or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefits, or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which the Company determines to have resulted from: (1) the establishment or maintenance of the Variable Account, (2) receipt by the Company of purchase payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.

                             ANNUITY PAYMENT OPTIONS

Election of Annuity Payment Options

On the Annuity Date, the adjusted Contract Value will be applied under an annuity payment option, unless the Owner elects to receive the Surrender Value in a single sum. (See DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.) If an election of an annuity payment option is not on file at the Company's Home Office on the Annuity Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An annuity payment option may be elected, revoked, or changed by the Owner at any time before the Annuity Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Notice signed by the Owner and/or Beneficiary, as appropriate. The Owner may elect to apply any portion of the adjusted Contract Value to provide either variable annuity payments or fixed annuity payments or a combination of both.

Before the Annuity Date, the Owner can apply the entire Surrender Value under an annuity payment option, or a Beneficiary can apply the death benefit under an annuity payment option. The annuity payment options available are described below.

The Company reserves the right to refuse the election of an annuity payment option other than paying the adjusted Contract Value in a lump sum if the total amount applied to an annuity payment option would be less than $2,500, or each annuity payment would be less than $25.00.

Fixed Annuity Payments

Fixed annuity payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the annuity payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the annuity payments, and the applicable annuity purchase rates in the Contract. The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. The Company may, in its sole discretion, make annuity payments in an amount based on a higher interest rate.

Variable Annuity Payments

The dollar amount of the first variable annuity payment is determined in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a particular annuity payment option, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming such fixed payment is based on the minimum guaranteed 3.5% interest rate) would be the same. Variable annuity payments after the first payment are similar to fixed annuity payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable annuity payments through the use of Annuity Units. The amount of the first variable annuity payment associated with each Subaccount is applied to purchase Annuity Units at the Annuity Unit value for the Subaccount on the Annuity Date. The number of Annuity Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Annuity Units is made as described below. Each Subaccount has a separate Annuity Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable annuity payment after the first is equal to the sum of the amounts determined by multiplying the number of Annuity Units under a Contract of a particular Subaccount by the Annuity Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Annuity Date, a Payee may change the selected Subaccount(s) by Written Notice up to four times per Contract Year. Such a change will be made by exchanging Annuity Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Annuity Unit value calculations and variable annuity payment calculations.

Description of Annuity Payment Options

Option 1 - Interest Income. (Fixed Annuity Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 3.5%. Interest will be paid every month or every 12 months as the Owner or Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2 - Income For a Fixed Term. (Fixed Annuity Payments Only) The proceeds are paid out in equal monthly installments for a fixed number of years between 5 and 30. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3A - Life Income With Specified Number of Years Guaranteed. The proceeds are paid in monthly installments during the Payee's lifetime with the guarantee that payments will be made for a period of ten years or twenty years. In the event of the Payee's death before the expiration of the specified number of years, a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Life Income With Special Specified Number of Years Guaranteed. (Fixed Annuity Payments Only) The same as Option 3A except that the specified number of years selected is at least that which is necessary for the total of all guaranteed payments to equal the amount of proceed applied under this option.

Option 3C - Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Payee. Under this option, a Payee could receive only one payment if the Annuitant dies after the first payment, two payments if the Annuitant dies after the second payment, etc.


Option 4 - Joint and Survivor Life Income - 10 Year Guaranteed Period Certain. The proceeds are paid out in monthly installments for as long as either of two joint Payees (Annuitants) remain alive. If after the second Payee dies, payments have been made for fewer than 10 years, payments will be made to any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. In addition to the 10 year guaranteed period certain, the company currently makes additional periods certain available under this option, including periods certain of 5 years, 15 years, and 20 years.


The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Payee's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.

Alternate Payment Option. In lieu of one of the above options, the adjusted Contract Value or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

                            YIELDS AND TOTAL RETURNS

From time to time, the Company may advertise or include in sales literature yields, effective yields, and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. The Company also may, from time to time, advertise or include in sales literature Subaccount performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Fund. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each month over a 12-month period and is shown as a percentage of the investment.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. For periods prior to the date the Variable Account commenced operations, non-standard performance information will be calculated based on the performance of the various Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. When a Subaccount has been in operation for one, five, and ten years, respectively, the total standard returns for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, the Company may from time to time disclose cumulative total returns for Contracts funded by Subaccounts.

From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS's rankings compare variable life and variable universal life issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which Funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for transaction costs or expenses of operating and managing an investment portfolio. The Lehman Bond Indexes represent unmanaged groups of securities of various issuers and terms to maturity which are representative of bond market performance. The Consumer Price Index is a statistical measure of changes in the prices of goods and services over time published by the U.S. Bureau of Labor Statistics. Lipper Performance Summary Averages represent the average annual total return of all the funds (within a specified investment category) that are covered by the Lipper Analytical Services Variable Insurance Products Performance Analysis Service. Other independent ranking services and indices may also be used for performance comparisons.

The Company may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested on a tax-deferred basis which can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

                               FEDERAL TAX MATTERS

The Following Discussion is General and
Is Not Intended as Tax Advice

Introduction

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified
Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the Owner of a Contract has the choice of one or more Subaccounts in which to allocate Net Purchase Payments and Contract Values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in an Owner being treated as the Owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the Owner of the assets of the Variable Account.

Required  Distributions.  In order to be  treated  as an  annuity  contract  for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such annuitant or over a period not extending beyond the life expectancy of that annuitant, provided that such distributions begin within one year of that owner's death. The owner's "designated Beneficiary" is the person designated by such owner as an annuitant and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner's "designated Beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Any annuity contract owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive interest adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of interest adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an interest adjustment. Surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1)  made on or after the taxpayer reaches age 59 1/2;

     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3)  attributable to the taxpayer's becoming disabled;

     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

     (5) made under certain annuities issued in connection with structured settlement agreements; and

     (6) made under an annuity contract that is purchased with a single purchase payment when the Annuity Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the annuity payment period.

Other  tax  penalties  may  apply to  certain  distributions  under a  Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

Transfers, Assignments, or Exchanges of a Contract

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

Withholding

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Multiple Contracts

All non-qualified deferred annuity Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Plans

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans.

Contractowners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later tan the later of April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of $2,000 or 100% of the amount of compensation includible in the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.


Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to loan amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental
Section 457 plan, all investments are owned by the sponsoring employer, are subject to the claims of the general creditors of the employer, and, depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts distributed under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Possible Charge for the Company's Taxes

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

                          DISTRIBUTION OF THE CONTRACTS

The Contracts will be offered to the public on a continuous basis. The Company does not anticipate discontinuing the offering of the Contracts, but reserves the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell the Company's variable annuity Contracts and who are also registered representatives of CUNA Brokerage or broker-dealers having selling agreements with CUNA Brokerage or broker-dealers having selling agreements with such broker-dealers. CUNA Brokerage is an indirect wholly-owned subsidiary of CUNA Mutual and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

CUNA Brokerage acts as the principal underwriter, as defined in the Act, of the Contracts for the Variable Account pursuant to an underwriting agreement between the Company and CUNA Brokerage. CUNA Brokerage is not obligated to sell any specific number of Contracts. CUNA Brokerage maintains an Office of Supervisory Jurisdiction at the same address as the Company. CUNA Brokerage's principal business address is the same as that of CUNA Mutual.

The Company may pay sales commissions to broker-dealers up to an amount equal to 6% of the purchase payments paid under a Contract. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

                                LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

                                  VOTING RIGHTS

In accordance with its view of current applicable law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The number of votes that an Owner or Annuitant has the right to instruct will be calculated separately for each Subaccount of the Variable Account, and may include fractional votes. Prior to the Annuity Date, an Owner holds a voting interest in each Subaccount to which the Contract Value is allocated. After the Annuity Date, the Annuitant has a voting interest in each Subaccount from which variable annuity payments are made.

For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Contract Value attributable to that Owner's Contract in that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. For each Annuitant, the number of votes attributable to a Subaccount will be determined by dividing the liability for future variable annuity payments to be paid from that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the 3.5% assumed investment rate used in determining the number of Annuity Units of that Subaccount credited to the Annuitant's Contract and the Annuity Unit value of that Subaccount on the date that the number of votes is determined. As variable annuity payments are made to the Annuitant, the liability for future payments decreases as does the number of votes.

The number of votes available to an Owner or Annuitant will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Annuitant having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

Fund shares for which no timely instructions are received and shares held by the Company in a Subaccount for which no Owner or Annuitant has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter.

                                COMPANY HOLIDAYS


The Company is closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and day after Thanksgiving. The Company is closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS


The audited financial statements of the Variable Annuity Account as of December 31, 2000, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2000 and 1999, and accompanying notes, as well as the Independent Accountants Report, are included in the Statement of Additional Information.

The statutory basis statements of admitted assets, liabilities, and surplus for the Company as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2000, 1999 and 1998, as well as the Independent Accountants Report are contained in the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS.............................................1
         The Contract......................................................1
         Incontestability..................................................1
         Misstatement of Age or Sex........................................1
         Participation.....................................................1

PRINCIPAL UNDERWRITER......................................................1

CALCULATION OF YIELDS AND TOTAL RETURNS....................................1
         Money Market Subaccount Yields....................................1
         Other Subaccount Yields...........................................3
         Average Annual Total Returns......................................4
         Other Total Returns...............................................7
         Effect of the Annual Contract Fee on Performance Data.............8

VARIABLE ANNUITY PAYMENTS..................................................9
         Assumed Investment Rate...........................................9
         Amount of Variable Annuity Payments...............................9
         Annuity Unit Value................................................10

TERMINATION OF PARTICIPATION AGREEMENTS....................................10
         T. Rowe Price International Series, Inc...........................11
         MFS Variable Insurance Trust......................................11
         Oppenheimer Variable Account Funds................................11
         Templeton Variable Insurance Products Trust.......................11

LEGAL MATTERS..............................................................12

EXPERTS....................................................................12

OTHER INFORMATION..........................................................12

FINANCIAL STATEMENTS.......................................................12

CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT..................................13

CUNA MUTUAL LIFE INSURANCE COMPANY.........................................26

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling us at the address or telephone number shown at the beginning of this Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                       CUNA Mutual Life Insurance Company

                                2000 Heritage Way

                               Waverly, Iowa 50677

                                 (800) 798-5500

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Life Insurance Company (the "Company").

This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with Prospectuses for the following:

   1.       Contract;
   2.       Ultra Series Fund;
   3.       T. Rowe Price International Series, Inc.;
   4.       MFS(R)Variable Insurance TrustSM ("MFS Variable Insurance Trust");
   5.       Oppenheimer Variable Account Funds; and
   6.       Templeton Variable Insurance Products Trust.

The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                   May 1, 2001

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS.............................................1

The Contract...............................................................1
Incontestability...........................................................1
Misstatement of Age or Sex.................................................1
Participation..............................................................1

CALCULATION OF YIELDS AND TOTAL RETURNS....................................1

Money Market Subaccount Yields.............................................1
Other Subaccount Yields....................................................3
Average Annual Total Returns...............................................4
Other Total Returns........................................................7
Effect of the Annual Contract Fee on Performance Data......................8

VARIABLE ANNUITY PAYMENTS..................................................9

Assumed Investment Rate....................................................9
Amount of Variable Annuity Payments........................................9
Annuity Unit Value........................................................10

TERMINATION OF PARTICIPATION AGREEMENTS...................................10

T. Rowe Price International Series, Inc...................................10
MFS Variable Insurance Trust..............................................11
Oppenheimer Variable Account Funds........................................11
Templeton Variable Insurance Products Trust...............................11

LEGAL MATTERS.............................................................12

EXPERTS...................................................................12

OTHER INFORMATION.........................................................12

FINANCIAL STATEMENTS......................................................13

Report of Independent Accountants.........................................26

                         ADDITIONAL CONTRACT PROVISIONS

The Contract

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

The Company will not contest the Contract.

Misstatement of Age or Sex

If the age or sex (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and sex (if applicable).

Participation

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each annuity payment.

                              PRINCIPAL UNDERWRITER


CUNA Brokerage Services, Inc., ("CUNA Brokerage"), an affiliate of CUNA Mutual, is the principal underwriter of the variable annuity contracts described herein. The offering of the contract is continuous. CUNA Mutual does not anticipate discontinuing the offering of the Contract, but does reserve the right to do so. CUNA Brokerage received and retained $22,761,632.00 in 2000, $23,489,271.00 in 1999, $22,006,124 in 1998, $18,675,904 in 1997, and $15,144,129 in 1996,and
$5,709,829 in 1995, as commissions for serving as principal underwriter of the variable annuity contracts.


                     CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Company may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Money Market Subaccount Yields

From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Ultra Series Fund's Money Market Fund or on that Fund's portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation), and exclusive of income other than investment income at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period. Then dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects: 1) net income from the Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual Contract fee; 2) the mortality and expense risk charge; and (3) the asset-based administration charge.

For purposes of calculating current yields for a Contract, an average per unit Contract fee is used based on the $30 annual Contract fee deducted at the end of each Contract Year. Current Yield is calculated according to the following formula:

         Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

         NCS               = the net  change in the  value of the  Money  Market
                           Fund  (exclusive  of realized  gains or losses on the
                           sale of securities  and unrealized  appreciation  and
                           depreciation),  and  exclusive  of income  other than
                           investment    income   for   the   seven-day   period
                           attributable  to  a  hypothetical  account  having  a
                           balance of 1 Subaccount unit.
         ES       =        per unit expenses attributable to the hypothetical
                           account for the seven-day period.
         UV       =        the unit value for the first day of the seven-day
                           period.

         Effective yield  =  (1 + ((NCS-ES)/UV)) 365/7 -  1

Where:

         NCS      =        the net  change in the  value of the  Money  Market
                           Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1
                           Subaccount unit.

         ES       =        per unit expenses attributable to the hypothetical
                           account for the seven-day period.
         UV       =        the unit value for the first day of the seven-day
                           period.

Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Other Subaccount Yields

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by:

         1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by

         2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

         3) compounding that yield for a six-month period; and by

         4) multiplying that result by 2.

Expenses attributable to the Subaccount include the annual contract fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes a contract fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average contract fee based on the average Contract Value in the Variable Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 X (((NI - ES)/(U X UV) + 1)6 - 1)

Where:

         NI       =        net  income  of the  portfolio  for the  30-day  or
                           one-month  period  attributable  to the  Subaccount's
                           units.
         ES       =        expenses of the Subaccount for the 30-day or
                           one-month period.
         U        =        the average number of units outstanding.
         UV       =        the unit value at the close (highest) of the last day
                           in the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount is lower than the yield for the corresponding Fund.

The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Average Annual Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

Standard average annual total returns are calculated using Subaccount unit values which the Company calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annual Contract fee. The calculation assumes that the Contract fee is $30 per year per Contract deducted at the end of each Contract year. For purposes of calculating average annual total return, an average per-dollar per-day Contract fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:
         TR       =        the average annual total return net of Subaccount
                           recurring charges.
         ERV      =        the ending redeemable value (net of any applicable
                           surrender charge) of the hypothetical
                           account at the end of the period.
         P        =        a hypothetical initial payment of $1,000.
         N        =        the number of years in the period.

*****Such average annual total return information for the Subaccounts is as follows:


                               Period Since Inception
Subaccount                      6/1/94 to 12/31/00          12/31/99 to 12/31/00
----------                      ------------------          --------------------
Money Market                          3.42%                       -1.89%
Bond                                  4.47%                        0.19%
Balanced                             10.40%                       -4.00%
Growth and Income Stock              15.94%                       -6.98%
Capital Appreciation Stock           18.17%                       -3.58%
International Stock                   6.50%                      -25.40%
Global Governments                    2.50%                       -2.96%
Emerging Growth                      18.12%*                     -27.11%
Developing Markets                  -17.86%**                    -39.37%
High Income                           0.55%**                    -11.51%
Mid-Cap Stock                        18.03%***                    15.76%

* For the period May 1, 1996  through  December  31,  2000.
** For the period May 1, 1997 through December 31, 2000.
*** For the period May 1, 1999 through December 31, 2000.

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Variable Account or any Subaccount commenced operations. The Money Market, Bond, Balanced, and Growth & Income Stock Funds commenced operations in January, 1985. The Capital Appreciation Stock Fund commenced operations in January, 1994. The Mid-Cap Stock Fund commenced operations in May, 1999. The T. Rowe Price International Stock Portfolio of the T. Rowe Price International Series, Inc. commenced operations in March, 1994. The MFS(R) Global Governments SeriesSM ("MFS Global Governments Series") and MFS(R) Emerging Growth SeriesSM ("MFS Emerging Growth Series") of the MFS Variable Insurance Trust commenced operations in June, 1994, and July, 1995, respectively. The Oppenheimer High Income Fund/VA ("Oppenheimer High Income Fund/VA") commenced operations in 1986. The Templeton Developing Markets Securities Fund commenced operations on March 4, 1996, and began issuing Class 2 shares ("Templeton Developing Markets Securities Fund: Class 2") on May 1, 1997.


Performance information for the Subaccounts for periods prior to the inception of the Variable Account is calculated according to the formula shown on the previous page, based on the performance of the Funds and the assumption that the corresponding Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts.

Such average annual total return information for the Subaccounts is as follows:


                                   For the        For the            For the         For the period
                                   1-year         5-year             10-Year         from date
                                   period         period             period          of inception
                                   ended          ended              ended           of fund to
Subaccount                         12/31/00       12/31/00           12/31/00        12/31/00
----------                         --------       --------           --------        --------
Money Market                       -1.89%          3.13%              3.02%            4.01%
Bond                                0.19%          2.97%              5.11%            6.31%
Balanced                           -4.00%          9.76%              9.83%            9.95%
Growth and Income Stock            -6.98%         15.56%             14.80%           13.27%
Capital Appreciation Stock*        -3.58%         18.26%               N/A            17.65%
International Stock**             -25.40%          6.42%               N/A             6.50%
Global Governments**               -2.96%          0.50%               N/A             2.50%
Emerging Growth***                -27.11%           N/A                N/A            18.12%
Developing Markets****            -39.37%           N/A                N/A           -17.86%
High Income+                      -11.51%          3.31%             10.03%            8.85%
Mid-Cap Stock++                    15.76%           N/A                N/A            18.03%

* For the period January 2, 1994 through December 31, 2000. ** For the period June 1, 1994 through December 31, 2000. *** For the period May 1, 1996 through December 31, 2000.
**** For the period May 1, 1997 through December 31, 2000. + For the period April 30, 1986 through December 31, 2000. ++ For the period May 1, 1999 through December 31, 2000.

Other Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.

Such average annual total return information for the Subaccounts is as follows:


                                            Period Since Inception
Subaccount                                  6/1/94 to 12/31/00                  12/31/99 to 12/31/00
----------                                  -------------------                 --------------------
Money Market                                       3.53%                              4.41%
Bond                                               4.58%                              6.49%
Balanced                                          10.47%                              2.30%
Growth and Income Stock                           16.00%                             -0.68%
Capital Appreciation Stock                        18.22%                              2.72%
International Stock                                6.59%                            -19.10%
Global Governments                                 2.62%                              3.34%
Emerging Growth                                   18.43%*                           -20.81%
Developing Markets                               -16.24%**                          -33.07%
High Income                                        1.50%**                           -5.21%
Mid-Cap Stock                                     20.90%***                          22.06

* For the period  May 1, 1996  through  December  31,  2000.
**For the period May 1, 1997  through  December 31, 2000.
***For the period May 1,  1999 through December 31, 2000.


The chart below corresponds to the chart on the previous page showing returns for periods prior to the date the Variable Account commenced operations, except that the chart below does not reflect the surrender charge.

Such average annual total return information for the Subaccounts is as follows:


                                   For the           For the           For the          For the period
                                   1-year            5-year            10-Year          from date
                                   period            period            period           of inception
                                   ended             ended             ended            of fund to
Subaccount                         12/31/00          12/31/00          12/31/00         12/31/00
----------                         --------          --------          --------         --------
Money Market                          4.41%            3.61%             3.02%            4.01%
Bond                                  6.49%            3.45%             5.11%            6.31%
Balanced                              2.30%           10.13%             9.83%            9.95%
Growth and Income Stock              -0.68%           15.86%            14.80%           13.27%
Capital Appreciation Stock*           2.72%           18.54%              N/A            17.70%
International Stock**               -19.10%            6.84%              N/A             6.59%
Global Governments**                  3.34%            1.02%              N/A             2.62%
Emerging Growth***                  -20.81%             N/A               N/A            18.43%
Developing Markets****              -33.07%             N/A               N/A          -16.24%
High Income+                         -5.21%            3.78%            10.03%            8.85%
Mid-Cap Stock++                      22.06%             N/A               N/A            20.90%

* For the period January 2, 1994 through December 31, 2000. ** For the period June 1, 1994 through December 31, 2000. *** For the period May 1, 1996 through December 31, 2000.
**** For the period May 1, 1997 through December 31, 2000. + For the period April 30, 1986 through December 31, 2000. ++ For the period May 1, 1999 through December 31, 2000.


The  Company may  disclose  cumulative  total  returns in  conjunction  with the
standard  formats   described  above.  The  cumulative  total  returns  will  be calculated using the following formula:

         CTR      =        (ERV/P) - 1
Where:
         CTR      =        The cumulative total return net of Subaccount
                           recurring charges for the period.
         ERV      =        The ending redeemable value of the hypothetical
                           investment at the end of the period.
         P        =        A hypothetical single payment of $1,000.

Effect of the Annual Contract Fee on Performance Data

The Contract provides for a $30 annual Contract fee to be deducted annually at the end of each Contract Year, from the Subaccounts based on the proportion of the Variable Contract Value invested in each such Subaccount. For purposes of reflecting the Contract fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                            VARIABLE ANNUITY PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Variable Account or of any Subaccount.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Date, the annuity payment option selected, and the age and sex (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity payment option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable annuity payment derived from a Subaccount is divided by the Annuity Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Annuity Units for Annuity Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable annuity payment derived from each Subaccount is determined by multiplying the number of Annuity Units of that Subaccount attributable to that Contract by the value of such Annuity Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Annuity Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable annuity payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of annuity payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable annuity payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first annuity payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

Annuity Unit Value

The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Annuity Unit value for each Subaccount's first Valuation Period was set at $100. The Annuity Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

          (1)  is the Accumulation Unit value for the current Valuation Period;
          (2) is the Accumulation Unit value for the immediately preceding Valuation Period;
          (3) is the Annuity Unit value for the immediately preceding Valuation Period; and
          (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable annuity payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit value and the amount of several variable annuity payments based on one Subaccount.

Illustration of Calculation of Annuity Unit Value

1.  Accumulation Unit value for current Valuation Period                              12.56
2.  Accumulation Unit value for immediately preceding Valuation Period                12.55
3.  Annuity Unit value for immediately preceding Valuation Period                    103.41
4.  Factor to compensate for the assumed investment rate of 3.5%                       0.99990575
5.  Annuity Unit value of current Valuation Period ((1) / (2)) x (3) x (4)           103.48

Illustration of Variable Annuity Payments

1.   Number of Accumulation Units at Annuity Date                                  1,000.00
2.   Accumulation Unit value                                                         $18.00
3.   Adjusted Contract Value (1)x(2)                                             $18,000.00
4.   First monthly annuity payment per $1,000 of adjusted Contract Value              $5.63
5.   First monthly annuity payment (3)x(4), 1,000                                   $101.34
6.   Annuity Unit value                                                              $98.00
7.   Number of Annuity Units (5), (6)                                                  1.034
8.   Assume Annuity Unit value for second month equal to                             $99.70
9.   Second monthly annuity payment (7)x(8)                                         $103.09
10.  Assume Annuity Unit value for third month equal to                              $95.30
11.  Third monthly annuity payment (7)x(10)                                          $98.54

                     TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

T. Rowe Price International Series, Inc.

The agreement between the Company and T. Rowe Price International Series, Inc. (and its principal underwriter) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator or in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, (2) by the Company upon Written Notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in conformity with applicable laws or such laws preclude the use of such shares as investment media for the Contracts, (3) by the Company upon Written Notice to the other parties in the event that the Fund fails to meet certain Code requirements described in the agreement, (4) by T. Rowe Price International
Series, Inc. or its principal underwriter upon 45 days written notice to the Company, and (5) by T. Rowe Price International Series, Inc. or its principal underwriter upon written notice to the Company in the event that the Contracts fail to meet certain Code requirements described in the agreement.

MFS Variable Insurance Trust

The agreement between the Company and MFS Variable Insurance Trust (and its investment adviser) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator, or (subject to certain conditions) in the event that the Company should substitute shares of another Fund for the Fund, (2) by any party upon written notice to the other parties in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, or in the event that another party materially breaches any provision of the agreement, (3) by the Company upon prompt written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not appropriate funding vehicles for the Contracts, and (4) upon assignment of the agreement by any party unless the other parties agree in writing to the assignment.

Oppenheimer Variable Account Funds

The agreement between the Company and Oppenheimer Variable Account Funds (and its investment adviser) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party, (2) by the Company upon prompt written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not appropriate funding vehicles for the Contracts, and (3) by Oppenheimer Variable Account Funds upon six months written notice if it determines an irreconcilable material conflict cannot be remedied.

Templeton Variable Insurance Products Trust

Generally, the agreement between the Company and Templeton Variable Insurance Products Trust (and its principal underwriter) provides for termination as it applies to any Fund covered by the agreement: (1) by any party in its entirety or with respect to one, some or all portfolios or any reason by sixty (60) days advance written notice delivered to the other parties, (2) by any party upon written notice to the other parties in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, or in the event that another party materially breaches any provision of the agreement, (3) by Templeton Variable Insurance Products Trust or its principal underwriter upon 45 days written notice to the Company, and (4) upon assignment of the agreement by any party unless the other parties agree in writing to the assignment. This is a summary only; other provisions and conditions may apply.

                                  LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Barbara L. Secor, Esquire, Assistant Vice President and Associate General Counsel of the Company.

                                     EXPERTS


The financial statements of the Variable Annuity Account as of December 31, 2000, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2000 and 1999, and accompanying notes are included in this Statement of Additional Information. The financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The statutory basis statements of admitted assets, liabilities and surplus of the Company as of December 31, 2000 and 1999, and the related statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2000, 1999 and 1998, are included in this Statement of Additional Information. The 2000 and 1999 financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements for the fiscal year ended December 31, 1998 have been audited byother auditors.

The report of PricewaterhouseCoopers LLP covering the December 31, 2000, financial statements contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles.


                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS


The audited financial statements of the Variable Account as of December 31, 2000, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2000 and 1999, and accompanying notes, as well as the Independent Accountants Report are included in this Statement of Additional Information.

The Company's statutory basis statements of admitted assets, liabilities and surplus as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2000, 1999 and 1998, as well as the Independent Accountants Report, which are included in this Statement of Additional Information, should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                      Statements of Assets and Liabilities
                                December 31, 2000

                                                                                                           Capital
                                          Money                                          Growth and     Appreciation        Mid-Cap
                                         Market            Bond          Balanced       Income Stock        Stock            Stock
Assets:                                Subaccount       Subaccount      Subaccount       Subaccount      Subaccount       Subaccount
                                       ----------       ----------      ----------       ----------      ----------       ----------
Investments in Ultra Series Fund:
   (note 2)

Money Market Fund,
   50,739,954 shares at net asset
   value of $1.00 per share
   (cost $50,739,954)                 $50,739,954    $         --    $          --   $          --    $          --    $         --

Bond Fund,
   8,367,265 shares at net asset
   value of $10.15 per share
   (cost $87,456,461)                          --      84,956,478               --              --               --              --

Balanced Fund,
   23,245,419 shares at net asset
   value of $20.45 per share
   (cost $409,664,395)                         --              --      475,350,612              --               --              --

Growth and Income Stock Fund,
   19,116,804 shares at net asset
   value of $33.41 per share
   (cost $507,159,112)                         --              --               --     638,734,188               --              --

Capital Appreciation Stock Fund,
   13,262,735 shares at net asset
   value of $26.39 per share
   (cost $249,998,771)                         --              --               --              --      350,047,873              --

Mid-Cap Stock Fund,
   3,024,527 shares at net asset
   value of $13.77 per share
   (cost $35,389,219)                          --              --               --              --               --      41,649,528
                                       ----------      ----------      -----------     -----------      -----------      ----------
     Total assets                      50,739,954      84,956,478      475,350,612     638,734,188      350,047,873      41,649,528
                                       ----------      ----------      -----------     -----------      -----------      ----------
Liabilities:
Accrued adverse mortality and
   expense charges                         49,417          83,239          468,175         626,060          345,082          39,100
Other accrued expenses                      5,930           9,989           56,181          75,127           41,410           4,692
                                       ----------      ----------      -----------     -----------      -----------      ----------
     Total liabilities                     55,347          93,228          524,356         701,187          386,492          43,792
                                       ----------      ----------      -----------     -----------      -----------      ----------
     Net assets                       $50,684,607     $84,863,250     $474,826,256    $638,033,001     $349,661,381     $41,605,736
                                       ==========      ==========      ===========     ===========      ===========      ==========
Contract owners' equity:
Contracts in accumulation period
    (note 5)                          $50,668,566     $84,847,093     $474,583,836    $637,536,961     $349,579,797     $41,599,394
Contracts in annuity payment period
   (note 2 and note 5)                     16,041          16,157          242,420         496,040           81,584           6,342
                                       ----------      ----------      -----------     -----------      -----------      ----------
     Total contract owners' equity    $50,684,607     $84,863,250     $474,826,256    $638,033,001     $349,661,381     $41,605,736
                                       ==========      ==========      ===========     ===========      ===========      ==========
     Total units outstanding
       (note 5 and note 6)              4,000,541       6,267,666       24,438,976      23,810,026       11,514,350       3,024,335
                                       ==========      ==========      ===========     ===========      ===========      ==========
     Net asset value per unit              $12.67          $13.54           $19.43          $26.80           $30.37          $13.76
                                       ==========      ==========      ===========     ===========      ===========      ==========

See accompanying notes to financial statements.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                 Statements of Assets and Liabilities, continued
                                December 31, 2000

                                      International          Global             Emerging              High            Developing
                                          Stock            Governments           Growth              Income             Markets
Assets:                                Subaccount          Subaccount          Subaccount          Subaccount         Subaccount

Investments in T. Rowe Price
International Series, Inc.:

   International Stock Portfolio,
   6,079,302 shares at net asset
   value of $15.07 per share
   (cost $81,890,853)                 $91,615,076        $         --      $          --        $         --         $        --

Investments in MFS(R) Variable Insurance TrustSM:

   Global Governments Series,
   1,046,571 shares at net asset
   value of $10.01 per share
   (cost $10,704,029)                          --          10,476,173                 --                  --                  --

Investments in MFS(R) Variable Insurance TrustSM:

   Emerging Growth Series,
   5,336,390 shares at net asset
   value of $28.84 per share
   (cost $110,909,927)                         --                  --        153,901,484                  --                  --

Investments in Oppenheimer
Variable Account Funds:

   High Income Fund/VA,
   4,987,417 shares at net asset
   value of $9.27 per share
   (cost $54,422,751)                          --                  --                 --          46,233,353                  --

Investments in Franklin Templeton
Variable Insurance Products Trust:

   Developing Markets Securities,
   1,242,855 shares at net asset
   value of $5.22 per share
   (cost $8,403,752)                           --                  --                 --                  --           6,487,702
                                      -----------          ----------        -----------          ----------           ---------
     Total assets                      91,615,076          10,476,173        153,901,484          46,233,353           6,487,702
                                      -----------          ----------        -----------          ----------           ---------
Liabilities
Accrued adverse mortality and
   expense charges                         90,081              10,282            153,066              45,404               6,410
Other accrued expenses                     10,810               1,234             18,368               5,449                 769
                                      -----------          ----------        -----------          ----------           ---------
     Total liabilities                    100,891              11,516            171,434              50,853               7,179
                                      -----------          ----------        -----------          ----------           ---------
     Net assets                       $91,514,185         $10,464,657       $153,730,050         $46,182,500          $6,480,523
                                      ===========          ==========        ===========          ==========           =========
Contract owners' equity:
Contracts in accumulation period
   (note 5)                           $91,467,415         $10,462,822       $153,665,880         $46,154,852          $6,480,523
Contracts in annuity payment period
   (note 2 and note 5)                     46,770               1,835             64,170              27,648                  --
                                      -----------          ----------        -----------          ----------          ----------
     Total contract owners' equity    $91,514,185         $10,464,657       $153,730,050         $46,182,500          $6,480,523
                                      ===========          ==========        ===========          ==========          ==========
     Total units outstanding
       (note 5 and note 6)              5,960,391             875,460          6,938,522           4,352,372           1,236,325
                                      ===========          ==========        ===========          ==========           =========
     Net asset value per unit              $15.35              $11.95             $22.16              $10.61               $5.24
                                      ===========          ==========        ===========          ==========           =========

See accompanying notes to financial statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                            Statements of Operations
                          Year Ended December 31, 2000

                                                                                                           Capital
                                          Money                                          Growth and     Appreciation        Mid-Cap
                                         Market            Bond          Balanced       Income Stock        Stock            Stock
Investment income (loss):              Subaccount       Subaccount      Subaccount       Subaccount      Subaccount       Subaccount
                                       ----------       ----------      ----------       ----------      ----------       ----------
  Dividend income                      $2,498,705      $5,458,041      $14,907,072      $6,258,782         $266,740         $59,785
  Adverse mortality and expense
   charges (note 3)                      (529,306)       (987,155)      (5,622,918)     (7,852,786)      (4,096,022)       (297,263)
  Administrative charges                  (63,517)       (118,459)        (674,750)       (942,334)        (491,520)        (35,672)
                                       ----------      ----------       ----------      ----------       ----------       ---------
  Net investment income (loss)          1,905,882       4,352,427        8,609,404      (2,536,338)      (4,320,782)       (273,150)
                                       ----------      ----------       ----------      ----------       ----------       ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:

   Capital gain distributions received         --              --        2,406,097       2,258,376        3,434,686          13,634
   Proceeds from sale of securities    40,452,960       7,262,843       11,099,297      10,703,073        3,409,793         303,886
   Cost of securities sold            (40,452,960)     (7,520,123)      (9,302,331)     (8,283,745)      (2,371,788)       (276,560)
                                       ----------      ----------       ----------      ----------       ----------       ---------
   Net realized gain (loss) on
   security transactions                       --        (257,280)       4,203,063       4,677,704        4,472,691          40,960
  Net change in unrealized appreciation
   or depreciation on investments              --       1,071,849       (2,489,281)     (6,580,195)       8,357,586       5,603,344
                                       ----------      ----------       ----------      ----------       ----------       ---------
   Net gain (loss) on investments              --         814,569        1,713,782      (1,902,491)      12,830,277       5,644,304
                                       ----------      ----------        ---------      ----------       ----------       ---------
Net increase (decrease) in net assets
  resulting from operations            $1,905,882      $5,166,996      $10,323,186     ($4,438,829)      $8,509,495      $5,371,154
                                       ==========      ==========       ==========      ==========       ==========       =========


                                      International       Global         Emerging           High         Developing
                                          Stock         Governments       Growth           Income          Markets
Investment income (loss):              Subaccount       Subaccount      Subaccount       Subaccount      Subaccount
                                       ----------       ----------      ----------       ----------      ----------
  Dividend income                     $   584,585        $535,326  $            --      $4,911,477          $59,548
  Adverse mortality and expense
   charges (note 3)                    (1,207,976)       (136,024)      (2,167,123)       (597,052)         (94,175)
  Administrative charges                 (144,957)        (16,323)        (260,055)        (71,646)         (11,301)
                                      -----------       ---------      -----------      ----------       ----------
  Net investment income (loss)           (768,348)        382,979       (2,427,178)      4,242,779          (45,928)
                                      -----------       ---------      -----------      ----------       ----------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:

   Capital gain distributions received  2,806,007              --        9,433,835              --               --
   Proceeds from sale of securities     1,775,550       2,320,268        7,327,738       5,889,234        1,887,245
   Cost of securities sold             (1,393,335)     (2,437,787)      (3,973,789)     (6,527,216)      (2,165,431)
                                      -----------       ---------      -----------      ----------       ----------
   Net realized gain (loss) on
   security transactions                3,188,222        (117,519)      12,787,784        (637,982)        (278,186)
  Net change in unrealized
   appreciation or depreciation
   on investments                     (22,791,586)         78,313      (50,248,655)     (6,087,441)      (2,738,724)
                                      -----------       ---------      -----------      ----------       ----------
   Net gain (loss) on investments     (19,603,364)        (39,206)     (37,460,871)     (6,725,423)      (3,016,910)
                                      -----------       ---------      -----------      ----------       ----------
Net increase (decrease) in net assets
  resulting from operations          ($20,371,712)       $343,773     ($39,888,049)    ($2,482,644)     ($3,062,838)
                                      ===========       =========      ===========      ==========       ==========

See accompanying notes to financial statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                       Statements of Changes in Net Assets
                     Years Ended December 31, 2000 and 1999

                                                 MONEY MARKET SUBACCOUNT                                 BOND SUBACCOUNT

Operations:                                    2000                  1999                          2000                  1999
                                               ----                  ----                          ----                  ----
  Net investment income (loss)            $1,905,882            $1,070,953                     $4,352,427            $3,305,669
  Net realized gain (loss) on
   security transactions                          --                    --                       (257,280)              (39,265)
  Net change in unrealized
   appreciation or depreciation
   on investments                                 --                    --                      1,071,849            (3,692,698)
                                         -----------           -----------                    -----------           -----------
    Change in net assets from operations   1,905,882             1,070,953                      5,166,996              (426,294)
                                         -----------           -----------                    -----------           -----------
Capital unit transactions (note 5):

  Proceeds from sales of units           122,471,055           108,025,036                     66,201,242            71,191,403
  Cost of units repurchased             (115,931,089)          (93,597,976)                   (63,604,645)          (51,892,110)
  Actuarial adjustments for mortality
   experience on annuities in payment
   period                                        373                   214                            196                   536
  Annuity benefit payments                      (292)                 (815)                          (687)                 (283)
                                         -----------           -----------                    -----------           -----------
   Change in net assets from capital
    unit transactions                      6,540,047            14,426,459                      2,596,106            19,299,546
                                         -----------           -----------                    -----------           -----------
Increase (decrease) in net assets          8,445,929            15,497,412                      7,763,102            18,873,252
Net assets:

  Beginning of period                     42,238,678            26,741,266                     77,100,148            58,226,896
                                         -----------           -----------                    -----------           -----------
  End of period                          $50,684,607           $42,238,678                    $84,863,250           $77,100,148
                                         ===========           ===========                    ===========           ===========


                                                   BALANCED SUBACCOUNT                         GROWTH AND INCOME STOCK SUBACCOUNT

Operations:                                    2000                  1999                          2000                  1999
                                               ----                  ----                          ----                  ----
  Net investment income (loss)            $8,609,404            $5,123,255                    ($2,536,338)          ($2,192,294)
  Net realized gain (loss) on
   security transactions                   4,203,063             9,927,671                      4,677,704            36,423,144
  Net change in unrealized
   appreciation or depreciation
   on investments                         (2,489,281)           28,064,336                     (6,580,195)           39,831,071
                                         -----------           -----------                    -----------           -----------
    Change in net assets from operations  10,323,186            43,115,262                     (4,438,829)           74,061,921
                                         -----------           -----------                    -----------           -----------
Capital unit transactions (note 5):

  Proceeds from sale of units            264,988,514           253,387,516                    348,793,349           324,474,244
  Cost of units repurchased             (219,452,122)         (174,777,068)                  (297,378,042)         (237,335,322)
  Actuarial adjustments for mortality
   experience on annuities in
   payment period                              4,709                 3,206                         25,410                 8,597
  Annuity benefit payments                   (19,052)              (25,514)                       (45,056)              (38,478)
                                         -----------           -----------                    -----------           -----------
   Change in net assets from capital
    unit transactions                     45,522,049            78,588,140                     51,395,661            87,109,041
                                         -----------           -----------                    -----------           -----------
Increase (decrease) in net assets         55,845,235           121,703,402                     46,956,832           161,170,962
Net assets:

  Beginning of period                    418,981,021           297,277,619                    591,076,169           429,905,207
                                         -----------           -----------                    -----------           -----------
  End of period                         $474,826,256          $418,981,021                   $638,033,001          $591,076,169
                                         ===========           ===========                    ===========           ===========

See accompanying notes to financial statements.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                 Statements of Changes in Net Assets, continued
                     Years Ended December 31, 2000 and 1999

                                          CAPITAL APPRECIATION STOCK SUBACCOUNT                     MID-CAP STOCK SUBACCOUNT

Operations:                                    2000                  1999                          2000                  1999*
                                               ----                  ----                          ----                  -----
  Net investment income (loss)           ($4,320,782)          ($3,152,538)                     ($273,150)             ($29,120)
  Net realized gain (loss) on
   security transactions                   4,472,691            23,728,098                         40,960               165,812
  Net change in unrealized appreciation
   or depreciation on investments          8,357,586            32,577,970                      5,603,344               656,965
                                         -----------           -----------                     ----------             ---------
    Change in net assets from operations   8,509,495            53,153,530                      5,371,154               793,657
                                         -----------           -----------                     ----------             ---------
Capital unit transactions (note 5):

  Proceeds from sales of units           225,015,464           176,946,680                     34,523,596             9,591,635
  Cost of units repurchased             (177,030,410)         (142,267,223)                    (7,702,228)             (972,463)
  Actuarial adjustments for mortality
   experience on annuities in payment
   period                                      1,495                   (40)                           585                    --
  Annuity benefit payments                    (5,661)               (3,690)                          (200)                   --
                                         -----------           -----------                     ----------             ---------
   Change in net assets from capital
    unit transactions                     47,980,888            34,675,727                     26,821,753             8,619,172
                                         -----------           -----------                     ----------             ---------
  Increase (decrease) in net assets       56,490,383            87,829,257                     32,192,907             9,412,829
Net assets:

  Beginning of period                    293,170,998           205,341,741                      9,412,829                    --
                                         -----------           -----------                     ----------             ---------
  End of period                         $349,661,381          $293,170,998                    $41,605,736            $9,412,829
                                         ===========           ===========                     ==========             =========

                                             INTERNATIONAL STOCK SUBACCOUNT                      GLOBAL GOVERNMENTS SUBACCOUNT

Operations:                                    2000                  1999                          2000                  1999
                                               ----                  ----                          ----                  ----
  Net investment income (loss)             ($768,348)            ($720,547)                      $382,979              $529,696
  Net realized gain (loss) on
   security transactions                   3,188,222             1,713,086                       (117,519)                   68
  Net change in unrealized appreciation
   or depreciation on investments        (22,791,586)           22,008,904                         78,313            (1,022,529)
                                         -----------            ----------                     ----------            ----------
    Change in net assets from operations (20,371,712)           23,001,443                        343,773              (492,765)
                                         -----------            ----------                     ----------            ----------
Capital unit transactions (note 5):

  Proceeds from sale of units             99,971,759            75,751,302                     10,512,850            12,623,162
  Cost of units repurchased              (84,728,870)          (73,522,825)                   (12,274,610)          (13,481,702)
  Actuarial adjustments for mortality
   experience on annuities in payment
   period                                        917                   150                             15                    13
  Annuity benefit payments                    (3,666)               (2,564)                          (176)                 (186)
                                         -----------            ----------                     ----------            ----------
   Change in net assets from capital
    unit transactions                     15,240,140             2,226,063                     (1,761,921)             (858,713)
                                         -----------            ----------                     ----------            ----------
Increase (decrease) in net assets         (5,131,572)           25,227,506                     (1,418,148)           (1,351,478)
Net assets:

  Beginning of period                     96,645,757            71,418,251                     11,882,805            13,234,283
                                         -----------            ----------                     ----------            ----------
  End of period                          $91,514,185           $96,645,757                    $10,464,657           $11,882,805
                                         ===========            ==========                     ==========            ==========

See accompanying notes to financial statements.

*The data is for the period beginning May 1, 1999 (date of initial activity).


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                 Statements of Changes in Net Assets, continued
                     Years Ended December 31, 2000 and 1999

                                              EMERGING GROWTH SUBACCOUNT                            HIGH INCOME SUBACCOUNT

Operations:                                    2000                  1999                          2000                  1999
                                               ----                  ----                          ----                  ----
  Net investment income (loss)           ($2,427,178)          ($1,428,582)                    $4,242,779            $2,266,230
  Net realized gain (loss) on
   security transactions                  12,787,784             1,137,510                       (637,982)             (126,687)
  Net change in unrealized appreciation
   or depreciation on investments        (50,248,655)           69,201,365                     (6,087,441)           (1,022,154)
                                         -----------           -----------                     ----------            ----------
    Change in net assets from operations (39,888,049)           68,910,293                     (2,482,644)            1,117,389
                                         -----------           -----------                     ----------            ----------
Capital unit transactions (note 5):

  Proceeds from sales of units           138,341,900            88,662,009                     38,613,274            42,750,865
  Cost of units repurchased             (109,239,982)          (74,742,597)                   (39,935,264)          (32,579,557)
  Actuarial adjustments for mortality
   experience on annuities in payment
   period                                        723                   254                              2                  (243)
  Annuity benefit payments                    (5,935)               (3,421)                        (2,133)               (6,484)
                                         -----------           -----------                     ----------            ----------
   Change in net assets from capital
    unit transactions                     29,096,706            13,916,245                     (1,324,121)           10,164,581
                                         -----------           -----------                     ----------            ----------
  Increase (decrease) in net assets      (10,791,343)           82,826,538                     (3,806,765)           11,281,970
Net assets:

  Beginning of period                    164,521,393            81,694,855                     49,989,265            38,707,295
                                         -----------           -----------                     ----------            ----------
  End of period                         $153,730,050          $164,521,393                    $46,182,500           $49,989,265
                                         ===========           ===========                     ==========            ==========

                                             DEVELOPING MARKETS SUBACCOUNT

Operations:                                    2000                  1999
                                               ----                  ----
  Net investment income (loss)              ($45,928)             ($23,768)
  Net realized gain (loss) on
   security transactions                    (278,186)              (63,889)
  Net change in unrealized appreciation
   or depreciation on investments         (2,738,724)            2,636,489
                                           ---------             ---------
    Change in net assets from operations  (3,062,838)            2,548,832
                                           ---------             ---------
Capital unit transactions (note 5):

  Proceeds from sales of units             8,445,402             5,286,209
  Cost of units repurchased               (7,140,463)           (4,090,271)
  Actuarial adjustments for mortality
   experience on annuities in payment
   period                                         --                    --
  Annuity benefit payments                        --                    --
                                           ---------             ---------
   Change in net assets from capital
    unit transactions                      1,304,939             1,195,938
                                           ---------             ---------
  Increase (decrease) in net assets       (1,757,899)            3,744,770
Net assets:

  Beginning of period                      8,238,422             4,493,652
                                           ---------             ---------
  End of period                           $6,480,523            $8,238,422
                                           =========             =========

See accompanying notes to financial statements.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Variable Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under variable annuity contracts (Contracts).

     Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

(2)  Significant Accounting Policies

     Investments

     The Variable Account currently is divided into eleven subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra
     Series Fund (Class Z shares), T. Rowe Price International Fund, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Variable Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has six funds available as investment options under the Contracts. T. Rowe Price International Series, Inc. has one fund available as an investment option under the Contracts, MFS Variable Insurance Trust has two funds available as investment options under the Contracts, Oppenheimer Variable Account Funds has one fund available as an investment option under the Contracts and Franklin Templeton Variable Insurance Products Trust has one fund available as an investment option under the Contracts. The Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the Contracts. These fund companies may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts. Each fund has its own investment objective and the income, gains and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Global Governments Series (formerly known as the MFS World Governments Series) and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance TrustSM.

     OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from surrender value, death benefits or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which the Company determines to have resulted from: (1) the establishment or maintenance of the Variable Account, (2) receipt by the Company of purchase payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.

     Annuity Reserves

     Annuity reserves are computed for contracts in the payout stage according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the insurance company.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Contract Charges

     Surrender Charge (Contingent Deferred Sales Charge). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

     For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

     Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts.

     Annual Contract Fee. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value.

     Transfer Fee. No charge is made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year.

     Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
     (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes.

     Variable Account Charges

     Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risks).

     Asset-Based Administration Charge. The Company deducts a daily administration charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%.

(4)  Investment Transactions

     The  cost  of  shares   purchased,   including   reinvestment  of  dividend
     distributions, during the year ended December 31, 2000, was as follows:

     Money Market Fund............................................  $48,903,983
     Bond Fund....................................................   14,212,632
     Balanced Fund................................................   67,670,792
     Growth and Income Stock Fund.................................   61,836,099
     Capital Appreciation Stock Fund..............................   50,554,545
     Mid-Cap Stock Fund...........................................   26,899,930
     International Stock Portfolio................................   19,046,285
     Global Governments Series....................................      938,708
     Emerging Growth Series.......................................   43,431,154
     High Income Fund.............................................    8,799,411
     Developing Markets Fund......................................    3,144,303

(5)  Accumulation Unit Activity from Contract Transactions

     Transactions in accumulation units of each subaccount of the Variable Account for the years ended December 31, 2000 and 1999, were as follows:

                                                                                                            Capital
                                                 Money                                      Growth and    Appreciation      Mid-Cap
                                                Market          Bond          Balanced     Income Stock       Stock          Stock
                                              Subaccount     Subaccount      Subaccount     Subaccount     Subaccount     Subaccount
Units for contracts in accumulation period:
Outstanding at December 31, 1998              2,279,937       4,554,265     17,688,375     18,544,722       8,584,679           --
Sold                                          9,061,675       5,596,028     14,144,468     12,580,706       6,829,980      928,691
Repurchased                                  (7,856,633)     (4,079,703)    (9,755,824)    (9,209,170)     (5,488,309)     (92,894)
                                              ---------       ---------      ---------      ---------       ---------     --------
Outstanding at December 31, 1999              3,484,979       6,070,590     22,077,019     21,916,258       9,926,350      835,797
Sold                                          9,910,580       5,119,081     13,717,282     12,793,452       7,427,964    2,804,922
Repurchased                                  (9,396,285)     (4,923,198)   (11,367,801)   (10,918,194)     (5,842,650)    (616,845)
                                              ---------       ---------      ---------      ---------       ---------     --------
Outstanding at December 31, 2000              3,999,274       6,266,473     24,426,500     23,791,516      11,511,664    3,023,874
                                              ---------       ---------      ---------      ---------       ---------     --------

Units for annuitized contracts:

Outstanding at December 31, 1998                    802              --          6,568         11,235           1,763           --
Sold                                                129             496          4,636          2,914              10           --
Repurchased                                         (71)            (22)        (1,645)        (1,589)           (146)          --
                                              ---------       ---------      ---------      ---------       ---------     --------
Outstanding at December 31, 1999                    860             474          9,559         12,560           1,627           --
Sold                                                450             861          4,394          8,568           1,409          478
Repurchased                                         (43)           (142)        (1,477)        (2,618)           (350)         (17)
                                              ---------       ---------      ---------      ---------       ---------     --------
Outstanding at December 31, 2000                  1,267           1,193         12,476         18,510           2,686          461
                                              ---------       ---------      ---------      ---------       ---------     --------
Total units outstanding at December 31, 2000  4,000,541       6,267,666     24,438,976     23,810,026      11,514,350    3,024,335
                                              =========       =========      =========      =========       =========     ========




                                                      International      Global          Emerging         High        Developing
                                                          Stock        Governments        Growth         Income         Markets
     Units for contracts in accumulation period:       Subaccount      Subaccount       Subaccount     Subaccount     Subaccount
                                                       ----------      ----------       ----------     ----------     ----------
     Outstanding at December 31, 1998                  4,954,012        1,100,980       5,091,776      3,559,766         868,801
     Sold                                              4,987,211        1,075,683       4,879,364      3,836,333         826,182
     Repurchased                                      (4,843,190)      (1,148,440)     (4,088,123)    (2,926,390)       (642,085)
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 1999                  5,098,033        1,028,223       5,883,017      4,469,709       1,052,898
     Sold                                              5,764,312          911,769       5,132,948      3,510,188       1,320,927
     Repurchased                                      (4,905,000)      (1,064,685)     (4,080,340)    (3,630,130)     (1,137,500)
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 2000                  5,957,345          875,307       6,935,625      4,349,767       1,236,325
                                                       ---------        ---------       ---------      ---------       ---------

     Units for annuitized contracts:

     Outstanding at December 31, 1998                      1,984              182           2,460          1,539              --
     Sold                                                     13                1              15          1,433              --
     Repurchased                                            (174)             (16)           (191)          (747)             --
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 1999                      1,823              167           2,284          2,225              --
     Sold                                                  1,561                5           1,190            644              --
     Repurchased                                            (338)             (19)           (577)          (264)             --
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 2000                      3,046              153           2,897          2,605              --
                                                       ---------        ---------       ---------      ---------       ---------
     Total units outstanding at December 31, 2000      5,960,391          875,460       6,938,522      4,352,372       1,236,325
                                                       =========        =========       =========      =========       =========

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                              Money Market                Bond                  Balanced           Growth and Income
                                               Subaccount              Subaccount              Subaccount           Stock Subaccount

     Unit value:                             2000       1999         2000       1999         2000       1999        2000       1999
                                             ----       ----         ----       ----         ----       ----        ----       ----
       Beginning of period                 $12.12     $11.72       $12.70     $12.79       $18.97     $16.80      $26.95     $23.17

       End of period                        12.67      12.12        13.54      12.70        19.43      18.97       26.80      26.95

     Percentage increase (decrease)
       in unit value during  period         4.54%      3.41%        6.61%    (0.70%)        2.42%     12.92%     (0.56%)     16.31%

     Number of units outstanding
       at end of period                 4,000,541  3,485,839    6,267,666  6,071,064   24,438,976 22,086,578  23,810,026 21,928,818


                                          Capital Appreciation           Mid-Cap              International       Global Governments
                                            Stock Subaccount        Stock Subaccount        Stock Subaccount          Subaccount

     Unit value:                             2000       1999         2000       1999*        2000       1999        2000       1999
                                             ----       ----         ----       -----        ----       ----        ----       ----

       Beginning of period                 $29.53     $23.91       $11.26     $10.00       $18.95     $14.41      $11.55     $12.02

       End of period                        30.37      29.53        13.76      11.26        15.35      18.95       11.95      11.55

     Percentage increase (decrease)
       in unit value during  period         2.84%     23.50%       22.20%     12.60%**   (19.00%)     31.51%       3.46%    (3.91%)

     Number of units outstanding
       at end of period                11,514,350  9,927,977    3,024,335    835,797    5,960,391  5,099,856     875,460  1,028,390


      *1999 data is for the eight-month period ended December 31, 1999.

     **Not annualized.


                                             Emerging Growth           High Income         Developing Markets
                                               Subaccount              Subaccount              Subaccount

     Unit value:                             2000       1999         2000       1999         2000       1999
                                             ----       ----         ----       ----         ----       ----
       Beginning of period                 $27.95     $16.04       $11.18     $10.87        $7.82      $5.17

       End of period                        22.16      27.95        10.61      11.18         5.24       7.82

     Percentage increase (decrease)
       in unit value during  period      (20.72%)     74.25%      (5.10%)      2.85%     (32.99%)     51.26%

     Number of units outstanding
       at end of period                 6,938,522  5,885,301    4,352,372  4,471,934    1,236,325  1,052,898


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

                            MEMBERS Variable Annuity

                        Report of Independent Accountants

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Annuity Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of CUNA Mutual Life Variable Annuity Account (comprising, respectively, the Money Market, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock,
International Stock, Global Governments, Emerging Growth, High Income and Developing Markets Subaccounts for MEMBERS Variable Annuity) as of December 31, 2000, the results of each of their operations and the changes in each of their net assets for the year then ended and for the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 9, 2001

                       CUNA Mutual Life Insurance Company
                   Report on Audits of Financial Statements -
                                Statutory Basis
              For the Years Ended December 31, 2000, 1999 and 1998

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 2000 and 1999, and the related statutory statements of operations, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998, were audited by other independent accountants whose report dated March 19, 1999, expressed an unqualified opinion on those statements as to conformity with the basis of accounting described in Note 2. The other independent accountants also expressed an adverse opinion with regard to accounting principles generally accepted in the United States of America, as a result of the material differences between the basis of accounting described in
Note 2 and accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States of America. The effects on the 1999 and 1998 financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material, as described in Note 2. The effects of such variances on the 2000 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, the Company changed its method of calculating policy reserves for certain variable annuity contracts in 2000.

Out audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities of the Company as of December 31, 2000, and for the year then ended is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
April 6, 2001

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                     Admitted Assets                                       2000                         1999
---------------------------------------------------------------------------------------------------------------
Investments:
  Bonds and notes                                                         $1,412,213                 $1,509,325
  Preferred stocks                                                                 4                         41
  Common stocks                                                              133,123                     76,280
  Investments in subsidiaries and affiliates                                  14,562                      5,806
  Mortgage loans on real estate                                              340,825                    325,603
  Real estate occupied by the Company - at cost, less
accumulated depreciation (2000 - $11,044; 1999 - $10,658)                      5,506                      5,733
Investment real estate - at cost, less accumulated
depreciation (2000 - $24,939; 1999 - $21,700)                                 58,306                     53,013
  Policy loans                                                               103,054                    101,830
  Other invested assets                                                       19,780                     18,311
  Receivable for securities                                                    6,332                      7,250
  Cash and short-term investments                                             48,715                     87,518
---------------------------------------------------------------------------------------------------------------

Total cash and investments                                                 2,142,420                  2,190,710

Premiums receivable                                                           17,984                     16,274
Accrued investment income                                                     25,537                     26,680
Electronic data processing equipment
  at cost, less accumulated depreciation
 (2000 - $5,792; 1999 - $7,070)                                                2,367                      1,610
Receivable from affiliates                                                    12,901                     12,169
Other assets                                                                   1,680                      1,685
Assets held in separate accounts                                           2,935,817                  2,611,459
---------------------------------------------------------------------------------------------------------------

Total admitted assets                                                     $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Surplus (continued)
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                          Liabilities and Surplus                          2000                         1999
---------------------------------------------------------------------------------------------------------------
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                                 $1,611,903                 $1,649,573
     Accident and health contracts                                            15,543                     14,106
  Supplementary contracts without life contingencies                          82,914                     80,747
  Policyholders' dividend accumulation                                       160,234                    157,858
  Policy and contract claims                                                  11,808                     10,373
  Other policyholders' funds:
     Dividends payable to policyholders                                       25,860                     25,190
     Premiums and other deposit funds                                          2,800                      3,573
  Interest maintenance reserve                                                     -                      3,482
  Payable to affiliates                                                       17,305                     17,959
  Amounts held for others                                                     19,647                     18,952
  Commissions, expenses, taxes, licenses and fees accrued                     19,000                     17,728
  Asset valuation reserve                                                     64,506                     56,762
  Loss contingency reserve for investments                                     6,940                      5,800
  Federal income taxes due and accrued                                        16,392                     15,906
  Note payable                                                                 1,300                      1,300
  Payable for securities                                                       4,787                      2,887
  Other liabilities                                                              918                        577
  Liabilities held in separate accounts                                    2,857,907                  2,555,312
---------------------------------------------------------------------------------------------------------------

Total liabilities                                                          4,919,764                  4,638,085
---------------------------------------------------------------------------------------------------------------

Surplus:
  Unassigned surplus                                                         218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total surplus                                                                218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total liabilities and surplus                                             $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                          2000           1999               1998
-------------------------------------------------------------------------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuity contracts                                         $  518,514      $  515,917        $  466,203
    Accident and health contracts                                          27,553          21,892            18,292
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,547
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income                                                   144,656         148,915           148,998
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        29,088          22,723            15,892
  Other income                                                              8,138           6,362             5,760
-------------------------------------------------------------------------------------------------------------------

Total income                                                            1,049,298       1,016,779           866,349
-------------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                              228,442         224,978           123,982
  Surrender benefits                                                      250,527         207,924           189,343
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                               44,756          41,862            47,431
  Other benefits to policyholders and beneficiaries                        20,722          20,494            18,244
  Decrease in policy reserves - life and annuity
    contracts and accident and health insurance                          (36,233)        (21,204)          (76,839)
  Increase in liabilities for supplementary contracts without life
    contingencies and policyholders' dividend accumulations                 4,536           6,271             5,687
  Decrease in group annuity reserves                                        (584)           (523)             (225)
  Increase in benefit fund                                                    939             902               870
  General insurance expenses, including cost of collection in excess
    of loading on due and deferred premiums and other expenses             66,950          64,451            60,126
  Insurance taxes, licenses, fees and commissions                          64,754          59,186            49,305
  Net transfers to separate accounts                                      365,538         367,835           408,384
-------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             1,010,347         972,176           826,308
-------------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
     income taxes, and net realized capital gains (losses)                 38,951          44,603            40,041
Dividends to policyholders                                                 25,793          25,107            24,441
-------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains (losses)                                   13,158          19,496            15,600
Federal income taxes                                                        6,762           7,802             4,436
-------------------------------------------------------------------------------------------------------------------

Income before net realized capital gains (losses)                           6,396          11,694            11,164
Net realized capital gains (losses), less federal income taxes and
    transfers to the interest maintenance reserve                           (616)           7,099             (317)
-------------------------------------------------------------------------------------------------------------------

Net income                                                             $    5,780      $   18,793        $   10,847
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   Statutory Statements of Changes in Surplus
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000             1999             1998
-------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                          $   222,502     $   205,757      $    190,681

Additions (deductions):
  Net income                                                                5,780          18,793            10,847
  Change in unrealized gains on investments in bonds and stocks:
     Affiliated                                                             3,256           3,021             1,851
     Nonaffiliated                                                        (3,927)           2,548             8,219
  Change in asset valuation reserve                                       (7,744)         (8,367)           (6,639)
  Change in nonadmitted assets                                            (3,287)             749              543
  Change in surplus of separate accounts                                    9,397              76              (64)
  Change in separate account seed money                                   (9,891)            (77)                64
  Change in loss contingency reserve for investments                      (1,140)               -               250
  Prior period adjustment                                                   3,994               -                 -
  Other, net                                                                    2               2                 5
-------------------------------------------------------------------------------------------------------------------

Net additions (deductions)                                                (3,560)          16,745            15,076
-------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                $   218,942     $   222,502      $    205,757
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000               1999             1998
-------------------------------------------------------------------------------------------------------------------
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                                         $  516,486      $  513,927        $  463,537
    Accident and health contracts                                          27,567          22,298            17,903
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,546
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income received                                          146,819         154,266           160,304
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        28,847          22,712            15,858
  Other income                                                              7,991           5,282             4,786
-------------------------------------------------------------------------------------------------------------------

Total provided from operations                                          1,049,059       1,019,455           873,591
-------------------------------------------------------------------------------------------------------------------

  Life and accident and health claims paid                                 56,768          50,226            46,128
  Surrender benefits                                                      250,527         207,924           189,343
  Other benefits to policyholders paid                                    235,842         236,415           140,575
  Commissions, other expenses and taxes paid,
  excluding federal income taxes                                          128,127         119,767           107,589
  Dividends to policyholders paid                                          25,116          24,380            23,756
  Federal income taxes                                                      3,000           1,194              (181
  Net transfers to separate accounts                                      373,669         378,471           419,156
  Interest paid on defined benefit plans                                      924             902             1,338
  Other                                                                    10,000              77                 -
-------------------------------------------------------------------------------------------------------------------

Total used in operations                                                1,083,973       1,019,356           927,704
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from operations                              (34,914)              99          (54,113)
-------------------------------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:

    Bonds and notes                                                       967,131         826,675           296,732
    Stocks                                                                 20,464          37,955            17,412
    Mortgage loans on real estate                                          36,355          29,034            77,980
    Other invested assets                                                   1,138           1,091               562
    Net gain or (loss) on cash and short-term investments                   (124)               -                 -
    Miscellaneous proceeds                                                  1,427               -                 -
    Investment real estate                                                    565           6,427             3,950
-------------------------------------------------------------------------------------------------------------------

Total investment proceeds                                               1,026,956         901,182           396,636
-------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                                       883,013         819,514           243,804
    Stocks                                                                 79,941          26,969            24,923
    Mortgage loans on real estate                                          56,498          48,571            17,956
    Investment real estate                                                  3,850           5,471             5,222
    Other invested assets                                                       -               -            10,461
    Other cash used                                                         5,602           3,165               109
-------------------------------------------------------------------------------------------------------------------

Total investments acquired                                              1,028,904         903,690           302,475
Increase in policy loans and premium notes                                  1,223             262               500
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from investments                              (3,171)         (2,770)            93,661
-------------------------------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources:

     Other cash (applied) provided, net                                     (718)          15,449             7,932
-------------------------------------------------------------------------------------------------------------------

Net change in cash and short-term investments                            (38,803)          12,778            47,480
Cash and short-term investments at beginning of year                       87,518          74,740            27,260
-------------------------------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                  $          48,715   $      87,518    $       74,740
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2000 and 1999
--------------------------------------------------------------------------------

  (1)    Nature of Business

         CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital
         Advisors, Inc., a registered investment advisor, and 100% of CMIA Wisconsin, Inc., an insurance agency and holding company. In turn, CMIA Wisconsin, Inc. owns 100% of League Insurance Agency.

         The Company is authorized to sell insurance in the District of Columbia and all states except New York. The largest concentrations of business are in California (9%), Texas (8%) and Michigan (6%), based on premiums plus deposits.

  (2)    Basis of Presentation and Summary of Significant Accounting Policies

                  Basis of Presentation

         The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The Company currently does not apply any significant permitted accounting practices. The following summary identifies the significant differences from GAAP:

                  Acquisition costs such as commissions, premium taxes and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

                  Bonds and notes are generally recorded at amortized cost rather than fair value and are not classified as held to maturity securities, trading securities, or available for sale securities;

                  Investments in majority owned subsidiaries are not consolidated, and the equity in the earnings of subsidiaries and affiliates accounted for under the equity method is shown in the statement of changes in surplus as change in unrealized gains on investments;

                  Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP based on reasonably conservative estimates of mortality, interest expense and withdrawals;

                  Derivative investment contracts hedging fixed income securities are carried on the statutory financial statements at the amortized cost, if any, versus at the estimated fair value of the contract;

                  Deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities;

                  "Nonadmitted assets" (principally, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

                  The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

                  The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition;

                  Reserves  established  for  potential  bond and mortgage  loan
                  defaults  or  real   estate   impairments   are   recorded  as
                  liabilities by direct charges to unassigned surplus;

                  Pension cost is equal to the amount to be funded in accordance with accepted actuarial cost methods rather than recognizing pension cost over the period participants render service to the Company and recording a liability currently for all unfunded costs;

                  Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

                  Deposits, surrenders, and benefits on investment and universal life contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

         A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

=============================================== =============== ================
                                                     1999           1998
----------------------------------------------- --------------- ----------------

     Net income

Statutory net income                               $  18,793       $  10,847
Adjustments:
     Federal income taxes                               (640)         (8,393)
     Deferred policy acquisition costs                10,637          23,362
     Insurance reserves                               (7,719)         (9,478)
     Investments                                         822           2,123
     Pension benefits                                   (256)          1,135
     Other                                             8,935           2,921
----------------------------------------------- --------------- ----------------
GAAP net income                                    $  30,572       $  22,517
=============================================== =============== ================

     Surplus

Statutory surplus                                   $222,502        $205,757
Adjustments:
     Federal income taxes                              2,459         (21,713)
     Deferred policy acquisition costs               210,737         173,376
     Insurance reserves                              (92,703)        (84,984)
     Investments                                      14,552          92,747
     Employee benefits                               (19,996)        (19,183)
     Dividends payable to policyholders               12,595          12,225
     Unearned revenues                               (38,652)        (31,637)
     Other                                             6,215           8,591
----------------------------------------------- --------------- ----------------
GAAP surplus                                        $317,709        $335,179
=============================================== =============== ================

         The effects of these variances on net income and surplus at December 31, 2000, although not reasonably determinable as of this date, are presumed to be material.

                  Investments

         Investments  are valued as  prescribed by the National  Association  of
         Insurance Commissioners (NAIC). Bonds and notes and short-term investments are generally stated at amortized cost, preferred stocks are stated at cost, common stocks of unaffiliated companies at market value, and mortgage loans at the unpaid balance, adjusted for unamortized premium or discount. Bonds that the NAIC has determined are impaired in value are carried at the lower of amortized cost or estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets and are carried on the equity basis, and investments in subsidiaries and affiliates are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost. Policy loans are stated at their unpaid principal balances.

         Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

         Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.

                  Cash and Short-term Investments

         Cash and  short-term  investments  includes  cash on hand,  deposits in
         financial   institutions,   certificates  of  deposit,  and  short-term
         investments with original maturities of one year or less.

                  Provision for Depreciation

         The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

                  Policy Reserves

         During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5% to 5.0%. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5% to 5.5%. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5% to 4% interest to the 1941 C.S.O. table with 2.5% interest. Approximately 14% of the life reserves are calculated on a net level reserve basis and 86% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5% to 7.5%.

                  Provision for Participating Policy Dividends

         The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.9% of ordinary life insurance in force and premiums received during 2000.

                  Statutory Valuation Reserves

         The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to surplus.

                  Revenue Recognition

         Term life and whole life insurance premiums are recognized as premium income when due. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate.

                  Retiree Benefit Plans

         The Company sponsors defined benefit pension plans for its employees. The Company records pension expense equal to the amount funded.

         The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service and pay a portion of the medical coverage premium. The Company records an accrual for the estimated cost of retiree medical and life benefits over the period during which employees render the service that qualifies them for benefits. Benefits are generally funded on a pay-as-you-go basis.

                  Derivative Financial Instruments

         The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates, and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities are stated at amortized cost, if any, and hedges of equity securities are stated at market value.

         Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

         Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                  Reinsurance

         Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

                  Separate Accounts

         The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. The assets of the separate accounts are stated at fair value.

         Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and, therefore, are not included in the Company's statutory statements of operations. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

         Substantially all the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                  Risks and Uncertainties

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations and insurance reserves are most affected by the use of estimates and assumptions.

                  Change in Accounting Principle

         The Company changed its method for calculating policy reserves for certain variable annuity contracts. An assumption related to the CARVM reserve annuitization benefit stream was adjusted to more accurately reflect options available to annuity holders under the variable annuity contract. The change was made in 2000 retroactive to January 1, 2000. The $3,994,000 cumulative effect of the change on January 1, 2000 has been reflected as an increase to the policyholders' surplus. The effect of the change on current year net income was approximately $8,131,000.

                  Statutory Accounting Practices

         The NAIC has developed a codification of Statements of Statutory Accounting Principles (SSAPs) which, in accordance with the rules adopted by the Insurance Department, will take effect January 1, 2001. The Company has estimated that changes required by the SSAPs will increase unassigned surplus by approximately $884,000 (unaudited). The effect will be reported as an adjustment to unassigned surplus on the effective date.

                  Reclassifications

         Certain amounts in the 1999 and 1998 statutory financial statements have been reclassified to conform with the 2000 presentation.

    (3)  Investments

                  Bonds and Notes

         The statement value, which principally represents amortized cost, gross unrealized gains and losses, and the estimated fair value of investments in fixed maturities as of December 31, 2000 and 1999, are as follows (000s omitted):

============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 2000                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   And agencies                                  $   40,004       $    820         $    -         $  40,824
States and political
   Subdivisions                                      10,670         -                (198)           10,472
Foreign governments                                 115,297          1,795          -               117,092
Corporate securities                                587,436         14,925        (15,827)          586,534
Mortgage-backed and other
   Structured                                       612,324         11,081         (5,157)          618,248
securities
Foreign corporate securities                         46,482            964           (329)           47,117
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,412,213        $29,585       $(21,511)       $1,420,287
============================================ =============== =============== =============== ===============


============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 1999                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   and agencies                                $     98,891     $      325    $      (970)     $     98,246
Foreign government securities                        18,425            352            (35)           18,742
Corporate securities                                763,184          8,962        (15,533)          756,613
Mortgage-backed and other
   Structured securities                            581,009          1,088        (24,074)          558,023
Foreign corporate securities                         47,816            495           (772)           47,539
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,509,325        $11,222       $(41,384)       $1,479,163
============================================ =============== =============== =============== ===============

         Cumulative unrealized losses of approximately $3,161,000 and $158,000 at December 31, 2000 and 1999, respectively, have been recorded for bonds and notes that have been determined by the NAIC to have an impairment in value. In addition to the AVR provision, a loss contingency reserve of $300,000 and $1,700,000 has been established at December 31, 2000 and 1999, respectively, for projected bond losses.

         The statement value and estimated fair value of bonds and notes as of December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

============================================================== ====================== ======================
                                                                     Statement              Estimated
(000s omitted)                                                         Value               Fair Value
-------------------------------------------------------------- ---------------------- ----------------------
Due in one year or less                                                $   41,058             $   41,372
Due after one year through five years                                     520,896                523,871
Due after five years through ten years                                    196,406                194,717
Due after ten years                                                        41,529                 42,079
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds                                                               799,889                802,039
Mortgage-backed and other structured securities                           612,324                618,248
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds and notes                                                  $1,412,213             $1,420,287
============================================================== ====================== ======================

         Proceeds from sales of bonds and notes were approximately $803,896,000, $574,495,000, and $66,335,000 during 2000, 1999 and 1998, respectively.
         Gross gains of approximately $3,414,000, $4,163,000, and $1,735,000 and gross losses of approximately  $16,927,000,  $6,240,000, and $1,886,000 were realized on those sales in 2000, 1999 and 1998, respectively.

                  Preferred and Common Stocks

         The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 2000                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                       $114,733        $23,349        $(4,959)         $133,123
Preferred stock                                           4         -               -                     4
============================================ =============== =============== =============== ===============

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 1999                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                        $55,959        $22,887        $(2,567)          $76,279
Preferred stock                                          41         -                  (7)               34
============================================ =============== =============== =============== ===============

         Proceeds from sales of common and preferred stock were approximately $20,464,000, $37,955,000 and $17,412,000 during 2000, 1999 and 1998 respectively. Gross gains of approximately $6,257,000, $11,792,000 and $5,609,000 and gross losses of approximately $1,497,000, $920,000 and $1,777,000 were realized on those sales in 2000, 1999 and 1998 respectively.

                  Mortgage Loans on Real Estate

         The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20% of the aggregate mortgage loan portfolio balance, with the exception of California which is limited to 15%, and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. As of December 31, 2000 the state of California had the largest percent of the aggregate mortgage loan portfolio balance with 15%. A loss contingency reserve of approximately $1,552,000 and $2,000,000 has been provided for mortgage loans on real estate as of December 31, 2000 and 1999, respectively.

                  Assets Designated

         The statement value of assets designated for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

============================================================== ====================== ======================
                                                                       2000                   1999
-------------------------------------------------------------- ---------------------- ----------------------
Bonds and notes and short-term investments                             $1,349,726             $1,454,904
Mortgage loans on real estate                                             340,825                325,603
Policy loans                                                              103,054                101,831
-------------------------------------------------------------- ---------------------- ----------------------
Total assets designated                                                $1,793,605             $1,882,338
============================================================== ====================== ======================

                  Net Investment Income

         Components of net investment income for the years ended December 31 are as follows (000s omitted):


================================================ =================== =================== ===================
                                                        2000                1999                1998
------------------------------------------------ ------------------- ------------------- -------------------
Bonds and notes                                        $111,770            $112,788            $114,421
Stocks                                                    1,325               1,431               1,198
Mortgage loans on real estate                            27,994              27,133              29,057
Real estate                                               9,785               9,486               9,244
Policy loans                                              6,905               6,609               6,664
Other invested assets                                     2,174               2,060                 392
Cash and short-term investments                           4,293               4,700               2,175
Derivative financial instruments                         (6,566)             (3,190)             (1,835)
Other                                                      (254)                232                 275
------------------------------------------------ ------------------- ------------------- -------------------
     Gross investment income                            157,426             161,249             161,591
Less investment expenses                                 12,770              12,334              12,593
------------------------------------------------ ------------------- ------------------- -------------------
     Net investment income                             $144,656            $148,915            $148,998
================================================ =================== =================== ===================

         The Company incurs expense in managing its investment portfolio and producing investment income. These expenses, which include salaries, brokerage fees, securities custodial fees, and real estate expenses, are deducted from investment income to determine the net investment income reported in the financial statements.

                  Self-occupancy Rent

         Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $615,985, $1,077,181, and $1,113,977 in 2000, 1999 and 1998, respectively.

                  Realized Capital Gains and Losses

         Net realized capital gains and losses for the years ended December 31 are summarized as follows (000s omitted):


====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Bonds and notes                                             $(13,253)          $(1,730)          $(1,645)
Stocks                                                         4,760            10,872             3,832
Mortgage loans on real estate                                    317                 5             2,965
Real estate                                                      154             1,172               413
Derivative financial instruments                              (2,425)           -                   (108)
------------------------------------------------------ ----------------- ----------------- -----------------
                                                             (10,447)           10,319             5,457
Less:
   Capital gains tax                                          (3,252)            4,273             2,566
   Transfer to interest maintenance reserve                   (6,579)           (1,053)            3,208
------------------------------------------------------ ----------------- ----------------- -----------------
     Net realized capital gains (losses)                    $   (616)         $  7,099          $   (317)
====================================================== ================= ================= =================

                  Derivative Financial Instruments

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns, to reduce interest rate risks of long-term assets, to control exposure to various credit and market risks, and to manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include stock and bond index futures, interest rate swaps, total return swaps, and options.

         Futures contracts are a commitment to purchase or deliver securities in the future at a predetermined price or yield, and are usually settled in cash. At various times during the year, consistent with its asset allocation strategy, the Company has taken short positions on stock and bond index futures. To manage portfolio duration and fixed income exposure the Company has taken short positions on Municipal Bond and Treasury Note Index futures. The Company also has taken short positions on S&P 500 Index futures to reduce exposure to domestic equities.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. In February, consistent with its asset allocation strategy, the Company entered into a one-year foreign equity swap to gain exposure to equities in certain foreign countries. The Company has also entered into a corporate bond index swap to gain additional exposure to high quality fixed income securities. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each due date.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its' swap and option agreements. The Company monitors the credit standing of the counter-parties and anticipates that the counter-parties will be able to fully satisfy their obligations under the contracts. The futures contracts are traded on an exchange and have no counter-party risk.

                  Real Estate

         A summary of real estate held as of December 31 is as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Cost:
   Investment real estate                                                    $83,246              $74,713
   Home office                                                                16,549               16,390
------------------------------------------------------------------ -------------------- --------------------
                                                                              99,795               91,103
Less accumulated depreciation                                                 35,983               32,357
------------------------------------------------------------------ -------------------- --------------------
Total real estate                                                            $63,812              $58,746
================================================================== ==================== ====================

         Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. A loss contingency reserve of approximately $5,086,000 and $2,100,000 at December 31, 2000 and 1999, respectively, has been provided for potential impairments of investment real estate.

                  Investments in Subsidiaries and Affiliates

         Equity security investments on December 31, 2000 and 1999, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. and the 50% ownership of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor. A wholly owned subsidiary, Red Fox Motor Hotel Corporation, was dissolved in 1999 and the Company realized a gain of $213,000. The carrying value of the subsidiary investments was $14,562,000 and $5,806,000 at December 31, 2000 and 1999, respectively.

         In 2000, the Company contributed $5,500,000 of capital to CMIA Wisconsin, Inc., which acquired an unaffiliated insurance agency for $5,500,000.

  (4)    Note Payable

         As of December 31, 2000 and 1999, the Company has an outstanding liability for borrowed money in the original amount of $1,300,000 as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California. The loan is secured by real estate property with an appraisal value that exceeds the loan principal balance. The loan will be amortized on a straight-line basis over 240 months beginning in September 2001. The loan agreement includes a grant provision forgiving 15% of the original balance in September 2001 upon the fulfillment of conditions specified in the loan agreement. It is the Company's opinion that these conditions have been fully satisfied.

   (5)   Related Party Transactions

         The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual life insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled at least annually. Subsequent to each yearend, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary.

         The Company allocates expenses to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. In order to more appropriately reflect the expenses incurred by each affiliated company effective January 1, 2000, the Company refined its method of allocating costs among affiliates. These transactions give rise to intercompany account balances, which are settled monthly.

         CMLIC allocated expenses of approximately $30,745,000 in 2000, $31,048,000 in 1999, and $30,586,000 in 1998 to CMIS and its
         affiliates. CMIS allocated expenses to the Company of approximately $44,443,000 in 2000, $41,864,000 in 1999, and $37,818,000 in 1998.

         The Company has a note receivable from CUNA Mutual Investment Corporation (CMIC), a wholly owned subsidiary of CMIS, with a stated maturity date of January 15, 2011. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the pay-down activity of an underlying notional pool of Federal National Mortgage Association mortgages. Based on current payment patterns, it is anticipated that the balance of the note will be repaid by 2003. The structure of this arrangement provides a hedge against the Company's fixed maturity holdings, as the return varies inversely with the return on the fixed maturity portfolio. The statement value of the note was $2,100,000 and $3,400,000 at 2000 and 1999, respectively, and is included in other invested assets. The Company recognized interest income of $(186,000) in 2000, $33,000 in 1999, and $676,000 in 1998
         relating to this note.

         The Company is party to an agreement with MCA for investment advisory services. MCA provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to MCA totaling approximately $2,702,000, $2,350,000, and $2,172,000 for 2000, 1999 and 1998,
         respectively.

 (6)     Annuity Reserves and Deposit Liabilities

         The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Subject to discretionary withdrawal:
   With market value adjustment                                            $1,046,930         $    923,751
   At book value less surrender charge of 5% or more                          178,991              244,875
   At market value                                                          1,891,902            1,706,174
   At book value, with minimal or no charge adjustment                        660,313              699,544
Not subject to discretionary withdrawal                                        50,966               46,948
------------------------------------------------------------------ -------------------- --------------------
                                                                            3,829,102            3,621,292
Reinsurance ceded                                                             356,472              378,290
------------------------------------------------------------------ -------------------- --------------------
Total annuity reserves                                                     $3,472,630           $3,243,002
================================================================== ==================== ====================


  (7)    Reinsurance

         In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premium income and on claims benefit expenses incurred are as follows (000s omitted):

====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income:
   Direct                                                   $780,251          $760,553          $618,194
   Assumed from affiliates                                    67,405            56,846            48,355
   Ceded to affiliates                                        24,368            20,875            18,369
   Ceded to nonaffiliates                                      5,876             4,700             3,899
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income, net of reinsurance                          $877,900          $842,974          $688,817
====================================================== ================= ================= =================

Benefit expenses:
   Direct                                                   $236,408          $233,737          $136,727
   Assumed from affiliates                                    21,046            17,591            13,875
   Ceded to affiliates                                        13,241            10,857            12,278
   Ceded to nonaffiliates                                      1,498               677             1,389
------------------------------------------------------ ----------------- ----------------- -----------------
Benefit expenses, net of reinsurance                        $242,715          $239,794          $136,935
====================================================== ================= ================= =================

         Policy reserves and claim liabilities are net of reinsurance balances of (000s omitted) $438,286 and $453,448 at December 31, 2000 and 1999,
         respectively.

(8)      Liability for Claim Reserves

         Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Balance as of January 1, net of reinsurance recoverables of
    $1,043 and $820                                                            $8,735               $6,820
------------------------------------------------------------------ -------------------- --------------------
Incurred related to:
    Current year                                                               11,166                9,238
    Prior year                                                                 (2,534)              (1,809)
------------------------------------------------------------------ -------------------- --------------------
    Total incurred                                                              8,632                7,429
------------------------------------------------------------------ -------------------- --------------------
Paid related to:
    Current year                                                                4,902                3,543
    Prior years                                                                 2,877                1,971
------------------------------------------------------------------ -------------------- --------------------
    Total paid                                                                  7,779                5,514
------------------------------------------------------------------ -------------------- --------------------
Balance as of December 31, net of reinsurance recoverables of
    $1,124 and $1,043                                                          $9,588               $8,735
================================================================== ==================== ====================

         The liability for accident and health claim reserves for prior years decreased by approximately $2,534,000 in 2000 and $1,809,000 in 1999 due to experience improvements as determined by the actuarial analyses of claim reserves.

  (9)    Federal Income Taxes

         The Company files a consolidated life-nonlife federal income tax return with its subsidiaries. The Company has entered into a tax sharing agreement with its subsidiaries under Reg. Section 1.1552-1(a) and 1.1502.33(d)(3). The agreement provides that the allocation of tax expense between the Company and its subsidiaries is based on a ratio of each company's federal income tax as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit which the consolidated tax group receives from each company.

         The actual federal income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% in 2000 and 1999 to income before federal income taxes and net realized capital gains (losses) due to the reasons listed in the following reconciliation (000s omitted):

================================================================= ============= ============== =============
                                                                      2000          1999           1998
----------------------------------------------------------------- ------------- -------------- -------------
Tax expense computed at federal corporate tax rate                     $4,605        $6,824         $5,460
Tax-exempt investment income                                           (2,210)       (2,959)        (2,587)
Mutual life insurance company differential earnings tax                 3,540         3,276          3,450
Deferred policy acquisition costs                                         884           870            681
Book and tax reserve change                                              (721)         (527)        (1,569)
Income tax expense (benefit) related to prior years                      (763)         (979)           (72)
General and administrative expenses                                     1,391         1,208           (543)
Accrued policyholder dividends                                            235           259            235
Other, net                                                               (199)         (170)          (619)
----------------------------------------------------------------- ------------- -------------- -------------
     Total federal income tax expense                                  $6,762        $7,802         $4,436
================================================================= ============= ============== =============

(10)     Benefit Plans

                  Postretirement Benefit Plans

         The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. The Company records pension expense equal to the amount funded. Accordingly, the pension benefit cost and related accrued benefit cost have not been reflected in the statutory financial statements. The total pension expense for 2000, 1999 and 1998 was $1,427,000, $1,812,000, and $2,614,000, respectively. Substantially all benefit plan assets are invested in the Ultra Series Funds, a family of mutual funds which are the investment vehicle for CMLIC's separate account products such as variable life, variable annuity, and pensions.

         The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of postretirement benefits other than pensions is recognized by the Company during the employees' active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over 20 years.

         Financial information related to the plans is shown below (000s omitted):

=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit obligation at December 31              $(60,926)       $(55,226)       $(12,067)         $(8,738)
Fair value of plan assets at December 31
                                                 66,064          62,311               -           -
------------------------------------------- --------------- --------------- ---------------- ---------------
Funded status                                     5,138           7,085         (12,067)          (8,738)
Unrecognized prior service cost                       -             -                 8               20
Unrecognized net (gain) loss                    (13,640)        (15,623)          3,302              749
Unrecognized net transition (asset)
    liability                                         -               -           1,333            1,467
------------------------------------------- --------------- --------------- ---------------- ---------------
(Accrued) prepaid benefit cost                  $(8,502)      $  (8,538)        $(7,424)         $(6,502)
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit cost                                     $1,393       $   1,591          $1,586          $ 1,506
=========================================== =============== =============== ================ ===============


=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Discount rate                                    7.0%            7.0%            7.5%             7.5%
Expected return on plan assets                   7.5%            7.0%            8.0%             8.0%
Rate of compensation increase                    5.0%            5.0%            5.0%             5.0%
=========================================== =============== =============== ================ ===============

         For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.0%.

                  Defined Contribution Pension Plans

         The Company sponsors defined contribution plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals, and this match is vested according to plan schedules. The Company's contributions were approximately $1,509,000, $1,379,000, and $1,212,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

Statutory Financial Data

         Risk Based Capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2000, the Company's adjusted surplus exceeded Authorized Control Level - RBC.

(12)     Commitments and Contingencies

         The Company participates in a securities lending program. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities, or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 2000 and 1999, the amortized cost of securities loaned by the Company totaled approximately $37,834,000 and $54,420,000, respectively.

         The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2000 and prior. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts (net of estimated future premium tax recoveries) that it believes will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders.

         The Company has established a liability of $1,000,000 in 2000 and $1,300,000 in 1999 for guaranty fund assessments. Further, the Company has established an asset of approximately $1,023,000 in 2000 and $1,353,000 in 1999 for amounts recoverable against future premium taxes for assessments already paid.

         The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(13)     Disclosures About Fair Value of Financial Instruments

         Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practical to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash, Short-term Investments and Accrued Investment Income

         The carrying amounts for these instruments approximate their fair values.

                  Bonds and Notes

         Fair values for bonds and notes are based on quoted market prices, where available. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                  Preferred and Unaffiliated Common Stocks

         The fair values of preferred and unaffiliated common stocks are based on quoted market prices.

                  Derivative Financial Instruments

         The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

                  Mortgage Loans on Real Estate

         The fair values for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                  Other Invested Assets

         Most of the other invested assets are limited partnership interests whose carrying values approximate their fair values. Fair values for notes receivable are estimated utilizing discounted cash analyses with interest rates currently being offered for similar borrowings.

                  Separate Account Assets and Liabilities

         The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which approximates their carrying values.

                  Investment-type Contracts

         The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

         The carrying amounts and estimated fair values of the Company's significant financial instruments are as follows (000s omitted):

============================================ =============================== ===============================
                                                   December 31, 2000               December 31, 1999
                                                Carrying       Estimated        Carrying       Estimated
                                                 Amount        Fair Value        Amount        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Financial instruments recorded as assets:
  Bonds and notes                                $1,412,213     $1,420,287      $1,509,325       $1,479,163
  Preferred stock                                         4              4              41               34
  Unaffiliated common stock                         133,123        133,123          76,280           76,280
  Mortgage loans on real estate                     340,825        359,979         325,603          320,393
  Cash and short-term investments                    48,715         48,715          87,518           87,518
  Derivatives                                         5,319          5,294           1,184            1,184
  Other invested assets                              14,461         14,420          14,962           14,908
  Separate accounts                               2,935,817      2,935,817       2,611,459        2,611,459

Financial instruments recorded as liabilities:
  Derivatives                                           438            453               -                -
  Investment-type contracts                      (1,207,273)    (1,194,767)     (1,290,686)      (1,279,192)
  Separate accounts                              (2,857,907)    (2,857,907)     (2,555,312)      (2,555,312)
  Note payable                                       (1,300)        (1,105)         (1,300)
                                                                                                     (1,105)

Off-balance sheet financial instruments:
  Derivatives                                             -           (237)          -                 (386)
============================================ =============== =============== =============== ===============

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

-------------------------------------------------------------------------------------------- --------------------
Investment income earned
-------------------------------------------------------------------------------------------- --------------------
     Government bonds                                                                              $      5,457
-------------------------------------------------------------------------------------------- --------------------
     Other bonds (unaffiliated)                                                                         106,314
-------------------------------------------------------------------------------------------- --------------------
     Bonds of affiliates                                                                                      -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks (unaffiliated)                                                                          2
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks of affiliates                                                                           -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks (unaffiliated)                                                                         1,323
-------------------------------------------------------------------------------------------- --------------------
     Common stocks of affiliates                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Mortgage loans on real estate                                                                       27,994
-------------------------------------------------------------------------------------------- --------------------
     Real estate                                                                                          9,785
-------------------------------------------------------------------------------------------- --------------------
     Premium notes, policy loans and liens                                                                6,905
-------------------------------------------------------------------------------------------- --------------------
     Collateral loans                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Cash on hand and on deposit                                                                            139
-------------------------------------------------------------------------------------------- --------------------
     Short-term investments                                                                               4,154
-------------------------------------------------------------------------------------------- --------------------
     Other invested assets                                                                                2,174
-------------------------------------------------------------------------------------------- --------------------
     Derivative financial instruments                                                                    (6,566)
-------------------------------------------------------------------------------------------- --------------------
     Aggregate write-in for investment income                                                              (254)
                                                                                                    ------------
-------------------------------------------------------------------------------------------- --------------------
     Gross investment income                                                                           $157,427
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Real estate owned - book value less encumbrances                                                      $  63,812
                                                                                                      =========
-------------------------------------------------------------------------------------------- --------------------
Mortgage loans - book value:
-------------------------------------------------------------------------------------------- --------------------
     Farm mortgages                                                                                   $       -
-------------------------------------------------------------------------------------------- --------------------
     Residential mortgages                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Commercial mortgages                                                                               340,825
                                                                                                        -------
-------------------------------------------------------------------------------------------- --------------------
     Total mortgage loans                                                                              $340,825
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Mortgage loans by standing - book value:
-------------------------------------------------------------------------------------------- --------------------
     Good standing                                                                                    $ 337,872
-------------------------------------------------------------------------------------------- --------------------
     Good standing with restructured terms                                                                2,953
-------------------------------------------------------------------------------------------- --------------------
     Interest overdue more than three months,
        not in foreclosure                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Foreclosure in process                                                                                   -
-------------------------------------------------------------------------------------------- --------------------

-------------------------------------------------------------------------------------------- --------------------
Other long-term assets - statement value                                                                $14,461
-------------------------------------------------------------------------------------------- --------------------
Collateral loans                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
Bonds and stocks of parents, subsidiaries and affiliates - book value
-------------------------------------------------------------------------------------------- --------------------
     Bonds                                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks                                                                                        5,766
-------------------------------------------------------------------------------------------- --------------------

Bonds and short-term investments by class and maturity:
-------------------------------------------------------------------------------------------- --------------------
Bonds by maturity - statement value
-------------------------------------------------------------------------------------------- --------------------
     Due within one year or less                                                                    $   199,617
-------------------------------------------------------------------------------------------- --------------------
     Over 1 year through 5 years                                                                        778,004
-------------------------------------------------------------------------------------------- --------------------
     Over 5 years through 10 years                                                                      379,313
-------------------------------------------------------------------------------------------- --------------------
     Over 10 years through 20 years                                                                      74,274
-------------------------------------------------------------------------------------------- --------------------
     Over 20 years                                                                                       23,378
                                                                                                  -------------
-------------------------------------------------------------------------------------------- --------------------
     Total by maturity                                                                               $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

Bonds by class - statement value
-------------------------------------------------------------------------------------------- --------------------
     Class 1                                                                                         $1,108,385
-------------------------------------------------------------------------------------------- --------------------
     Class 2                                                                                            231,752
-------------------------------------------------------------------------------------------- --------------------
     Class 3                                                                                             88,082
-------------------------------------------------------------------------------------------- --------------------
     Class 4                                                                                             17,494
-------------------------------------------------------------------------------------------- --------------------
     Class 5                                                                                              7,148
-------------------------------------------------------------------------------------------- --------------------
     Class 6                                                                                              1,725
                                                                                                 --------------
-------------------------------------------------------------------------------------------- --------------------
     Total by class                                                                                  $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

     Total bonds publicly traded                                                                     $1,155,720
-------------------------------------------------------------------------------------------- --------------------
     Total bonds privately placed                                                                       298,866
-------------------------------------------------------------------------------------------- --------------------

Preferred stocks - statement value                                                                            4
-------------------------------------------------------------------------------------------- --------------------
Common stocks - market value                                                                            147,685
-------------------------------------------------------------------------------------------- --------------------
Short-term investments - book value                                                                      42,373
-------------------------------------------------------------------------------------------- --------------------
Financial options owned - statement value                                                                 5,319
-------------------------------------------------------------------------------------------- --------------------
Financial options written and in force - statement value                                                      -
-------------------------------------------------------------------------------------------- --------------------
Financial futures contracts open - current price                                                              -
-------------------------------------------------------------------------------------------- --------------------
Cash on deposit                                                                                           6,342
-------------------------------------------------------------------------------------------- --------------------

-------------------------------------------------------------------------------------------- --------------------
Life insurance in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                       $       -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                        11,905,711
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                       3,025,407
-------------------------------------------------------------------------------------------- --------------------

Amount of accidental death insurance in force under ordinary policies                                   425,119
-------------------------------------------------------------------------------------------- --------------------

Life insurance policies with disability provisions in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                               -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                         4,923,185
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                              40
-------------------------------------------------------------------------------------------- --------------------

Supplementary contracts in force:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount on deposit                                                                                   53,474
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       9,813
-------------------------------------------------------------------------------------------- --------------------

Ordinary - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       4,534
-------------------------------------------------------------------------------------------- --------------------

Group - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount of deposit                                                                                        -
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Group - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Annuities:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                              1,986
-------------------------------------------------------------------------------------------- --------------------
        Deferred - fully paid - account balance                                                         470,215
-------------------------------------------------------------------------------------------- --------------------
        Deferred - not fully paid - account balance                                                   2,096,577
-------------------------------------------------------------------------------------------- --------------------

     Group
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                                  -
-------------------------------------------------------------------------------------------- --------------------
        Fully paid account payable                                                                            -
-------------------------------------------------------------------------------------------- --------------------
        Not fully paid - account balance                                                                      -
-------------------------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------------------------- -------------------
Accident and health insurance - premiums in force:
--------------------------------------------------------------------------------------------- -------------------
     Ordinary                                                                                              3,306
--------------------------------------------------------------------------------------------- -------------------
     Group                                                                                                30,118
--------------------------------------------------------------------------------------------- -------------------
     Credit                                                                                                    -
--------------------------------------------------------------------------------------------- -------------------

Deposit funds and dividend accumulations:
--------------------------------------------------------------------------------------------- -------------------
     Deposit funds - account balance                                                                         810
--------------------------------------------------------------------------------------------- -------------------
     Dividend accumulations - account balance                                                            160,712
--------------------------------------------------------------------------------------------- -------------------

Claim payments 2000:
--------------------------------------------------------------------------------------------- -------------------
     Group accident and health - year ended December 31
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                  4,536
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                  2,066
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                     97
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                    184
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                     21
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                    59
--------------------------------------------------------------------------------------------- -------------------

Other accident and health
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                    366
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                    193
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                     80
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                     34
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                     29
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                   112
--------------------------------------------------------------------------------------------- -------------------

Other coverages that use developmental methods to calculate claims reserves
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                      -
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                  -
--------------------------------------------------------------------------------------------- -------------------

See accompanying independent auditors' report.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements

         All required financial statements are included in Part B.

(b)      Exhibits

         1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 19, 1996.

         2.       Not Applicable.

         3.(a) Distribution Agreement Between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

         4.(a) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.


            (b) State Variations to Contract Form No.2800. Incorporated herein by reference to post-effective amendment number 10 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 27, 2000.


            (c) TSA Endorsement. Incorporated herein by reference to post-effective amendment number 7 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 17, 1998.

            (d) IRA Endorsement. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (e) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

            (f) Executive Benefit Plan Endorsement. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

         5.(a) Variable Annuity Application. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

            (b) State Variations to Application Form No. 1676. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

            (c) State Variations to Application Form No. 99-VAAPP. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

         6.(a) Certificate of Existence of the Company. Incorporated herein by reference to post-effective amendment number 5 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 19, 1996.

            (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (c) Bylaws of the Company. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

         7.       Not Applicable.

         8.(a) Letter Agreement between Rowe Price-Fleming International,Inc. and the Company dated April 1, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

            (b) Participation Agreement between MFS Variable Insurance Trust and the Company dated November 21, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

           (c) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and the Company, dated February 20, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.


            (d) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and the Company dated May 1, 2000.


          9. Opinion of Counsel from Barbara L. Secor, Esquire. Incorporated herein by reference to post-effective amendment number 7 to this Form N-4 registration Statement (File No. 33-73738) filed with the Commission on April 17, 1998.

         10.      PricewaterhouseCoopers LLP Consent.

         11.      Not applicable.

         12.      Not applicable.

         13.      Schedules of Performance Data Computation.

         14.      Not applicable.

Power of Attorney.

Item 25.  Directors and Officers of the Company

Name                          Position/Office
Directors

James C. Barbre**             Director
Robert W. Bream**             Director
James L. Bryan**              Director &  Vice Chairman
Loretta M. Burd**             Director & Treasurer
Ralph B. Canterbury**         Director
Rudolf J. Hanley**            Director
Jerald R. Hinrichs**          Director
Michael B. Kitchen**          Director
Brian L. McDonnell**          Director & Secretary
C. Alan Peppers**             Director
Omer K. Reed**                Director
Neil A. Springer**            Director &  Chairman of the Board
Farouk D.G. Wang**            Director
Larry T. Wilson**             Director


Executive Officers

Wayne A. Benson**             CUNA Mutual Life Insurance Company*
                              Chief Officer - Sales & Marketing


Michael S. Daubs**            CUNA Mutual Life Insurance Company*
                              Chief  Officer - Investments


James M. Greaney**            CUNA Mutual Life Insurance Company*
                              Chief Officer - Credit Union Enterprise


Steven A. Haroldson           CUNA Mutual Life Insurance Company
                              Chief Officer - Technology

Jeffrey D. Holley             CUNA Mutual Life Insurance Company
                              Chief Officer - Finance

Michael B. Kitchen**          CUNA Mutual Life Insurance Company*
                              President and Chief Executive Officer

Reid A. Koenig***             CUNA Mutual Life Insurance Company*
                              Chief Officer - Operations

Daniel E. Meylink, Sr.**      CUNA Mutual Life Insurance Company*
                              Chief Officer - Member Services/Lending Services

Faye Patzner**                CUNA Mutual Life Insurance Company*
                              Senior Vice President - General Counsel

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.
***Principal  place of business is 2000 Heritage  Way,  Waverly,  Iowa
50677.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant. The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   See organization charts on following page.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of February 26, 2001

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1)      Credit Union Mutual Insurance Society New
                                         Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November l, 1990*
                                    Country of domicile: New Zealand
                                    Incorporated in New Zealand on November 25,
                                        1977
                                    Purchased from New Zealand League on
                                        November 1, 1990

                  b.                CUNA Brokerage Services, Inc.
                                    Business: Brokerage
                                    July 19, 1985*
                                    State of domicile: Wisconsin

                  c.                CUNA Mutual General Agency of Texas, Inc.
                                    Business: Managing General Agent
                                    August 14, 1991*
                                    State of domicile: Texas

                  d.                MEMBERS Life Insurance Company
                                    Business: Credit Disability/Life/Health
                                    February 27, 1976*
                                    State of domicile: Wisconsin
                                    Formerly CUMIS Life & CUDIS

                  e.                International Commons, Inc.
                                    Business: Special Events
                                    January 13, 1981*
                                    State of domicile: Wisconsin

                  f.                CUNA Mutual Mortgage Corporation
                                    Business: Mortgage Servicing
                                    November 20, 1978* Incorporated
                                    December 1, 1995 Wholly Owned
                                    State of domicile: Wisconsin

                  g.                CUNA Mutual Insurance Agency, Inc.
                                    Business: Leasing/Brokerage
                                    March 1, 1974*
                                    State of domicile: Wisconsin
                                    Formerly CMCI Corporation

                  h.                Stewart Associates Incorporated
                                    Business:  Credit Insurance, Collateral
                                        Protection, Mechanical Breakdown
                                    March 6, 1998
                                    State of domicile:  Wisconsin

i.       CMG Mortgage Assurance Company
         Formerly Investors Equity Insurance Company, Inc.
         Business: Private Mortgage Insurance
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         Incorporated in California on March 3, 1969
         Acquired by CUNA Mutual Investment Corporation on April 14, 1994 State of domicile: Wisconsin

j.       CUNA Mutual Business Services, Inc.
         Business: Financial Services
         Incorporated April 22, 1974
         Wholly owned March 6, 2000
         State of domicile: Wisconsin

         CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

         (1)      CM Field Services, Inc.
                  Business: Serves Agency Field Staff
                  January 26,1994*
                  State of domicile: Wisconsin

         (2)      CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993
                  State of domicile: Alabama

         (3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

         (4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

         (5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993 *
                  State of domicile: Mississippi

         (6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines October 5, 1994*
                  State of domicile: Kentucky

         (7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                  State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health

         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd is the owner of the following subsidiary:

         (1)      CUNA Mutual Life Australia, Ltd.
                  Business: Life insurance
                  October 15, 1999
                  Country of Domicile: Australia

5.       CUNA Mutual Group, Limited
         Business: Brokerage
         May 27, 1998
         Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society

4.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee. 99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

6.       CMG Mortgage Insurance Company (Formerly Investors Mortgage Insurance
                 Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Co.
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

10.      CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11.      finsure.australia limited
         50% ownership by CUNA Mutual Australia Holding Company Pty. Limited 50% ownership by CUSCAL
         October 15, 1999

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49 % CUNA Mutual Investment Corporation
         51% Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society 33.3% ownership by CUNA & Affiliates 33.3% ownership by American Association of Credit Union Leagues
         January 5, 2000

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of February 26, 2001

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1. MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) is
                the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

4.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business: Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile: Connecticut

         League Insurance Agency is the 100% owner of the following subsidiary:

         Member Protection Insurance Plans
         Business: Insurance Agency
         Incorporated on August 21, 1991
         Acquired on August 31, 2000
         State of domicile: Connecticut

Item 27.  Number of Contractowners


         As of January 31, 2001, there were 16,637 non-qualified contracts outstanding and 21,937 qualified contracts outstanding.

Item 28.  Indemnification.

         Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

         (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

         (b)      Officers and Directors of CUNA Brokerage.

Name and Principal                                            Positions and Offices
Business Address                                              With the Underwriter

Joseph L. Bauer*           Assistant Treasurer                Finance Reporting Operations Manager

Wayne A. Benson*           Director & President               Chief Officer - Sales

Donna C. Blankenheim*      Assistant Secretary                Vice President
                                                               Assistant Secretary

Timothy L. Carlson**       Assistant Treasurer                None

Jan C. Doyle*              Assistant Secretary                Assistant Secretary


Mark Eisenmann*            Assistant Compliance               Assistant Director - Insurance & Securities
                            Officer                           Market

David S. Emery             Vice President                     Division Vice President Credit Union Services
9500 Cleveland Av. #210
Rancho Cucamonga, CA 91730


John C. Fritsche           Assistant Vice President           None
4455 LBJ Freeway
Suite 1108
Dallas, TX 75244


James Gowan*               Director                           Vice President Relationship Management Sales


Tracy K. Gunderson*        Assistant Secretary                Recording Secretary/Technical Writer

Lawrence R. Halverson*     Director                           None

John W. Henry*             Director & Vice President          Vice President

Michael G. Joneson*        Secretary                          Vice President


Daniel J. LaRocque*        Vice President                     Vice President & Deputy General Counsel

Marcia L. Martin**         Director & Assistant Vice          Assistant Vice President Broker/Dealer Ops
                           President


Campbell D. McHugh*        Compliance Officer                 None


Daniel E. Meylink, Sr.     Director                           Chief Officer - Member Services


Andrew C. Osen*            Associate Compliance               Assistant Counsel
                            Officer

Faye A. Patzner*           Vice President - General           Senior Vice President and General
                            Counsel                            Counsel


Brian L. Schroeder*        Associate Compliance               Assistant Director, Insurance &
                            Officer                            Securities Market

Barbara L. Secor**         Assistant Secretary                Assistant Vice President
                                                               Assistant Secretary

Helen W. Wagabaza          Assistant Secretary                Recording Secretary/Technical Writer

John W. Wiley*             Associate Compliance Officer       None


Gregory A. Zanowski        Vice President                     Vice President, CUNA Mutual Life Distribution
CUNA Mutual Group-Midwest division
15800 N. Haggerty Road, suite 101
Plymouth, Michigan 48170-4859


*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.


          (c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 24(b)(3). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2000, was$22,761,632.00. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

Item 30.  Location Books and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at CIMCO Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

Item 31.  Management Services

         All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

         (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

         (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

         (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th day of April, 2001.

                          CUNA Mutual Life Variable Annuity Account (Registrant)

                          By: /s/Michael B. Kitchen
                              Michael B. Kitchen
                              President

Pursuant to the requirements of the Securities Act of 1933, the depositor, CUNA Mutual Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th day of April, 2001.

                          CUNA Mutual Life Insurance Company (Depositor)

                          By: /s/Michael B.Kitchen
                                 Michael B. Kitchen
                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                        DATE                     SIGNATURE AND TITLE                      DATE
/s/James C. Barbre                          *                       /s/Brian L. McDonnell                    *
--------------------------------------                              --------------------------------------
James C. Barbre, Director                                           Brian L. McDonnell, Director


/s/Robert W. Bream                          *                       /s/C. Alan Peppers                       *
--------------------------------------                              --------------------------------------
Robert W. Bream, Director                                           C. Alan Peppers, Director


/s/James L. Bryan                           *                       /s/Omer K. Reed                          *
--------------------------------------                              --------------------------------------
James L. Bryan, Director                                            Omer K. Reed, Director


/s/Loretta M. Burd                          *                       /s/Neil A. Springer                      *
--------------------------------------                              --------------------------------------
Loretta M. Burd, Director                                           Neil A. Springer, Director


/s/Ralph B. Canterbury                      *                       /s/Kevin S. Thompson                     04/11/01
--------------------------------------                              --------------------------------------
Ralph B. Canterbury, Director                                       Kevin S. Thompson,
                                                                    Attorney-In-Fact


/s/Rudolf J. Hanley                         *                       /s/Farouk D. G. Wang                     *
--------------------------------------                              --------------------------------------
Rudolf J. Hanley, Director                                          Farouk D. G. Wang, Director


/s/Jerald R. Hinrichs                       *                       /s/Larry T. Wilson                       *
--------------------------------------                              --------------------------------------
Jerald R. Hinrichs, Director                                        Larry T. Wilson, Director

/s/Michael B. Kitchen                       04/11/01
--------------------------------------
Michael B. Kitchen, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                             DATE

/s/Michael G. Joneson                                           04/11/01
Michael G. Joneson
Vice President - Accounting & Financial Systems

/s/Jeffrey D. Holley                                            04/11/01
Jeffrey D. Holley
Chief Financial Officer

/s/Michael B. Kitchen                                           04/11/01
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX

8. (d) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and the Company, dated May 1, 2000.

10.      PriceWaterhouseCoopers LLP Consent.

13.      Schedules of Performance Data Computation.

Powers of Attorney.

                                 Exhibit 8. (d)

                             Participation Agreement
                                as of May 1, 2000
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                       CUNA Mutual Life Insurance Company

                                    CONTENTS

       Section    Subject Matter
         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

       Schedules to this Agreement
         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-1 Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order

1.       Parties and Purpose

         This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule a ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

         The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       Representations and Warranties

         2.1      Representations and Warranties by You

         You represent and warrant that:

                  2.1.1 You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

                  2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.6 The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act") and who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (iii) will be sold in compliance in all material respects with state insurance suitability requirements and NASD suitability guidelines.

                  2.1.7 The Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  2.1.10 Contracts will not be sold outside of the United
States.

                  2.1.11 With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

                           2.1.11.1 the principal  underwriter  for each such
                                    Account and any subaccounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

                           2.1.11.2 the shares of the Portfolios of the Trust
                                    are and will continue to be the only
                                    investment securities held by the
                                    corresponding subaccounts; and

                           2.1.11.3 with regard to each Portfolio, you, on
                                    behalf of the corresponding subaccount,will:

                                    (a) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

                                    (b) refrain  from  substituting shares of
                                    another  security for such shares unless the
                                    SEC   has   approved   such substitution  in
                                    the manner provided in Section 26 of the 1940 Act.

         2.2      Representations and Warranties by the Trust

         The Trust represents and warrants that:

                  2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

                  2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  2.2.3 It is registered as an open-end management investment company under the 1940 Act.

                  2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                  2.2.5 It will amend its registration statement under the 1933 and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

                  2.2.6 It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder.

                  2.2.7 It is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                  2.2.8 The Trust will use its best efforts to comply with the requirements for variable annuity, endowment or life insurance set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

                  2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

         2.3      Representations and Warranties by the Underwriter

         The Underwriter represents and warrants that:

                  2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

                  2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

         2.4      Warranty and Agreement by Both You and Us

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

3.       Purchase and Redemption of Trust Portfolio Shares

         3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.3 You agree that all net amounts available under the Contracts shall be invested in the Trust or in your general account. Net amounts available under the Contracts may also be invested in an investment company other than the Trust if: (i) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (ii) you give us forty-five (45) days written notice of your intention to make such other investment company available as a funding vehicle for the Contracts; or (iii) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and you so inform us prior to our signing this Agreement (a list of such investment companies appears on Schedule E to this Agreement); or (iv) we consent in writing to the use of such other investment company.

         3.4 You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

         3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

         3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         3.7 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

         3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports

         4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on [redacted], if attached.

         4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         4.3 We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

         4.4 At your request, we shall provide you with camera ready copy, in a form suitable for printing, of a copy of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios. We shall delete information relating to series of the Trust other than the Portfolios to the extent practicable. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. You shall bear the costs of furnishing these documents (including printing and mailing) to Contract owners or others.

          4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       Voting

         5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

         5.3 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6.       Sales Material, Information and Trademarks

         6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

          6.2 You shall furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents"), as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least fifteen
(15) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use.

          6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

          6.4 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

         6.5 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

7.       Indemnification

         7.1      Indemnification By You

                  7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.1.1.2 arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement;

                           7.1.1.5 arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code.

                  7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1.3 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2      Indemnification By The Underwriter

                  7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

                           7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.2.1.2 arise out of or as a result of statements or representations (other than statements or representations contained in the Disclosure Documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           7.2.1.3 arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8; or

                           7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

                  7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

                  7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         7.3      Indemnification By The Trust

                  7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

                  7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.       Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       Termination

         9.1 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties. This Agreement shall terminate immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law.
9.2 This Agreement may be terminated immediately by us upon written notice to you if:

                  9.2.1 you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

                  9.2.2 either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

                  9.2.3  you  give us the  written  notice  specified  above  in
         Section 3.3 and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section
         9.2.3 shall be effective forty-five (45) days after the notice specified in Section 3.3 was given.

         9.3 If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9.2.1, above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except:
(i) as necessary to implement Contract owner initiated or approved transactions;
(ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      Miscellaneous

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.8 Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party to this Agreement. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in
Section 3.3.

         10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

         10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

 The Company:               CUNA Mutual Life Insurance Company


                                    By:      /s/Michael S. Daubs
                                       Name:    Michael S. Daubs
                                       Title:   Chief Investment Officer

 The Trust:                 Franklin Templeton Variable Insurance Products Trust

 Only on behalf of each
 Portfolio listed on
  Schedule C hereof.

                                    By:      /s/Karen L. Skidmore
                                       Name:    Karen L. Skidmore
                                       Title:   Assistant Vice President

 The Underwriter:           Franklin Templeton Distributors, Inc.

                                    By:      /s/Philip J. Kearns
                                       Name:    Philip J. Kearns
                                       Title:   Vice President

                                   Schedule A
                                   The Company

CUNA Mutual Life Insurance Company
5910 Mineral Point Road
Madison, WI 53701-0391
A life insurance company organized under Iowa law.

                                   Schedule B
                             Accounts of the Company

1.  Name:                        CUNA Mutual Life Variable Annuity Account
    Date Established:            12-14-1993
    SEC Registration Number:     811- 08260

2.  Name:                        CUNA Mutual Life Group Variable Annuity Account
    Date Established:            08-16-1983
    SEC Registration Number:     N/A

3.  Name:                        CUNA Mutual Life Variable Account
    Date Established:            08-16-1983
    SEC Registration Number:     811- 03915

                                   Schedule C

  Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust          Investment Adviser

Templeton Developing Markets Securities Fund     Templeton Asset Management Ltd.

                                   Schedule D
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 1                      Contract 2                       Contract 3
--------------------------- ------------------------------- -------------------------------- -------------------------------

  Contract/Product Name     Members Variable Annuity        CU Pension Saver Group Annuity   MEMBERS Variable Universal
                                                                                             Life

                                                            UltraSaver Group Annuity

                                                            CU UltraSaver Group Annuity
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)                         Yes                              No                              Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-73738                       N/A                              033-19718
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         1676                            01-GA-2-0390                     190D
Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable       CUNA Mutual Life Group           CUNA Mutual Life Variable
Name/Date Established       Annuity Account (December 14,   Variable Annuity Account         Account (August 16, 1983)
                            1993)                           (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-08260                       N/A                              811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets    Templeton Developing Markets     Templeton Developing Markets
                            Securities Fund Class 2         Securities Fund Class 2          Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                Schedule D cont.
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 4                      Contract 5                       Contract 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
  Contract/Product Name     MEMBERS Variable Universal
                            Life
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)            Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-81499
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         99-VUL

Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable
Name/Date Established       Account (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets
                            Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                   Schedule E
                 Other Portfolios Available under the Contracts

1.       Investment Company:        CIMCO Ultra Series Fund

         Portfolios:                Money Market Fund
                                    Bond Fund
                                    Balanced Fund
                                    Growth & Income Stock Fund
                                    Capital Appreciation Stock Fund

2.       Investment Company:        MFS Variable Insurance Trust

         Portfolios:                World Governments Fund
                                    Emerging Growth Fund

3.       Investment Company:        T. Rowe Price International Series, Inc.

         Portfolio:                 International Stock Fund

4.       Investment Company:        Oppenheimer Variable Account Funds

         Portfolio:                 High Income Fund

                                   Schedule F

redacted

                                   Schedule G
                              Addresses for Notices

  To the Company:      CUNA Mutual Life Insurance Company
                       5910 Mineral Point Road
                       Madison, WI 53701-0391
                       Attention: Associate General Counsel

  To the Trust:        Franklin Templeton Variable Insurance Products Trust
                       777 Mariners Island Boulevard
                       San Mateo, California 94404
                       Attention:  Karen L. Skidmore, Assistant Vice President

  To the Underwriter:  Franklin Templeton Distributors, Inc.
                       777 Mariners Island Boulevard
                       San Mateo, California  94404
                       Attention:  Philip J. Kearns, Vice President

                                   Schedule H
                              Shared Funding Order
                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24018
                                                          1999 SEC LEXIS 1887

                               September 17, 1999

ACTION:  Notice of  application  for an amended  order of exemption  pursuant to
Section 6(c) of the Investment Company Act of 1940 (the "1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

TEXT:  Summary of  Application:  Templeton  Variable  Products  Series Fund (the
"Templeton Trust"), Franklin Templeton Variable Insurance Products Trust (formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

   Applicants: Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust, Templeton Funds Annuity Company or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor (collectively, the "Applicants").

   Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

   Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy of the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m., on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

   Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609.

   Applicants: Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, Attn: Karen L. Skidmore, Esq.

   For Further Information Contact: Kevin P. McEnery, Senior Counsel, or Susan
M. Olson, Branch Chief, Office of Insurance Products, Division of Investment Management, at (202) 942-0670.

   Supplementary Information: The following is a summary of the application. The complete application is available for a fee from the SEC's Public Reference Branch, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (tel. (202) 942-8090).

   Applicants' Representations:

   1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the VIP Trust consists of twenty-five separate series. Each Fund's Declaration of Trust permits the Trustees to create additional series of shares at any time. The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

   2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the VIP Trust. TFAC and FT Services provide certain administrative facilities and services for the VIP and Templeton Trusts.

   3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act Release No. 19879, File No. 812-8546) (the "Original Order"). Applicants incorporate by reference into the application the Application for the Original Order and each amendment thereto, the Notice of Application for the Original Order, and the Original Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts (collectively, the "Variable Contracts"). Applicants state that the Original Order does not (i) include the VIP Trust or Future Funds as parties, nor (ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d), 457(b), 501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.817.5(f)(3)(iii) ("Qualified Plans").

   4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

   Applicants' Legal Analysis:

   1. Applicants  request that the Commission issue an amended order pursuant to
Section 6(c) of the 1940 Act, adding the VIP Trust and Future Funds to the Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of Participating Insurance Companies (and, to the extent necessary, any principal underwriter and depositor of such an account) and the Applicants from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and
6e-3(T)(b)(15) (and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

   2. The Original Order does not include the VIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future Funds to Qualified Plans. Applicants propose that the VIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be permitted to offer and sell their shares to Qualified Plans.

   3. Section 6(c) of the 1940 Act provides, in part, that the Commission, by order upon application, may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities or transactions from any provisions of the 1940 Act or the rules or regulations thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a unit investment trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following: (1)
Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company; and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

   5. These exemptions are available, however, only where the management investment company underlying the separate account (the "underlying fund") offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of any affiliated life insurance company." Therefore, Rule 6e-2 does not permit either mixed funding or shared funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(15) also does not permit the sale of shares of the underlying fund to Qualified Plans.

   6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule 6e-3(T)(b)(15) also provides partial exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T) permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

   7. Applicants note that if the Funds were to sell their shares only to Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(15) and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.

   8. Applicants state that changes in the federal tax law have created the opportunity for each of the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury Regulations generally require that, to meet the diversification requirements, all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies. Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts (Treas. Reg. 1.817-5(f)(3)(iii)).

   9. Applicants state that the promulgation of Rules 6e-2(b)(15) and 6e-3(T)(b)(15) under the 1940 Act preceded the issuance of these Treasury
Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not
contemplated   at  the  time  of  the   adoption   of  Rules   6e-2(b)(15)   and
6e-3(T)(b)(15).

   10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Section 9(a)(1) or (2). Rules 6e-2(b)(15) and 6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances, subject to the limitations on mixed and shared funding. These exemptions limit the application of the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

   11. Applicants state that the relief granted in Rule 6e-2(b)(15) and 6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of
Section 9(a) to the many individuals involved in an insurance company complex, most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

   12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover, Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.

   13. Applicants state that Rules 6e-2(b)(15)(iii) and 6e-3(T)(b)(15)(iii) provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A) provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs
(b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and 6e-3(T)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs (b)(5)(ii) and (b)(7)(ii)(B) and
(C) of the Rules).

   14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section 403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified
Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s) are subject to the direction of a named fiduciary who is not a trustee, in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of ERISA. Unless one of the two above exceptions stated in Section 403(a) applies, Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions, Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

   15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding, Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.

   16. Applicants state that some of the Qualified Plans, however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans, would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

   17. Applicants do not believe that the sale of the shares of the Funds to Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

   18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

   19. Treasury Department Regulations issued under Section 817(h) provide that, in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(f)(3)(iii)). Thus, Applicants believe that the Treasury Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

   20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made, and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule 22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

   21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating Insurance Company and Qualified Plan, of information necessary for the meeting, including their respective share of ownership in the relevant Fund. Each Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund. Shares held by Qualified Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

   22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qualified Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed Qualified Plans can make the decision quickly and redeem their interest in the Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified Plans, even hold cash pending suitable investment.

   23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners.

   24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds. This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

   25. Applicants assert that, regardless of the type of shareholders in each Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner as any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to Qualified Plans.

   26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end management investment companies to offer their shares directly to Qualified Plan in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions Applicants propose should be imposed on Qualified Plans in connection with investment in the Funds.

   Applicants' Conditions:

   If the requested amended order is granted, Applicants consent to the following conditions:

   1. A majority of the Board of each Fund shall consist of persons who are not "interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act, and the rules thereunder and as modified by any applicable orders of the Commission, except that if this condition is not met by reason of the death, disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

   2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

   3. Participating Insurance Companies, the Investment Managers, and any Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an Fund (a "Participating Qualified Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and, if pass-through voting is applicable, an obligation by each Participating Qualified Plan to inform the Board whenever it has determined to disregard Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Insurance Companies investing in the Funds under their agreements governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interests of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of Qualified Plan participants.

   4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance Companies and Participating Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance Companies, withdrawing the assets allocable to some or all of the Separate Account s from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote, the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of Variable Contract owners and Qualified Plan participants.

   5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by vote of a majority of the Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law, the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

   6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified Plans.

   7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts, pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating Insurance Companies under their agreements governing their participation in the Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

   8. All reports of potential or existing conflicts received by the Board of a Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

   9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding. Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

   10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the 1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further, each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board
Members and with whatever rules the Commission may promulgate with respect thereto.

   11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended, or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the Funds and/or Participating Insurance Companies and Participating Qualified Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

   12. The Participating Insurance Companies and Participating Qualified Plans and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds.

   13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

   Conclusion:

   Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24079
                                                          1999 SEC LEXIS 2177

                                October 13, 1999

ACTION:  Order Granting Exemptions

TEXT: Templeton Variable Products Series Fund ("Templeton Trust"), Franklin Templeton Variable Insurance Products Trust ("VIP Trust"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to
Section 6(c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879) granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

  A notice of the filing of the application was issued on September 17, 1999 (Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

   The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

   Accordingly,

   IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted, effective forthwith.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                  Exhibit 10 a.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form N-4 of our reports dated February 9, 2001, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Annuity Account, and April 6, 2001, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.

Milwaukee, Wisconsin
April 16, 2001

                                   Exhibit 13

                    Schedule of Performance Data Computation

         VA--MONEY MARKET FUND
         12/31/00         02/20/01

                    VA SEVEN-DAY AVERAGE YIELD:

                        DAILY
                     DIVIDEND

                   FACTOR, PER                       LESS ANNUAL CHARGE
                      DATE DISPLAY RATE TABLE & M&E CHARGES

31-Dec-00         0.000166211             0.000041646          0.000124565
30-Dec-00         0.000166211             0.000041646          0.000124565
29-Dec-00         0.000166211             0.000041646          0.000124565
28-Dec-00         0.000109348             0.000041646          0.000067702
27-Dec-00         0.000166385             0.000041646          0.000124739
26-Dec-00         0.000166739             0.000041646          0.000125093
25-Dec-00         0.000166739             0.000041646          0.000125093
                                                               -----------

         SUM                              0.000816321         BASE PERIOD RETURN
         DIV BY # DAYS                                  7
                                          ---------------
         AVERAGE                          0.000116617
         TIMES # DAYS IN YR                            366    change in 2001
                                          ----------------
         SEVEN DAY YIELD                           4.27%
                                          ==============

         VA SEVEN-DAY EFFECTIVE YIELD:

                          BASE PERIOD

                          RETURN  (ABOVE)        0.000816321
                          PLUS 1                           1
                                                 -----------
                                   1.000816321

                          COMPOUNDED:

                           TO 366/7 POWER:       1.04358772 change in 2001
                           LESS 1                        -1
                                                 ----------
                          EFFECTIVE YIELD              4.36%
                                                 ==========

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ James C. Barbre
                                    James C. Barbre
                                    Director, CUNA Mutual Life Insurance Company

                            POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Robert W. Bream
                                    Robert W. Bream
                                    Director, CUNA Mutual Life Insurance Company

                              POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/James L. Bryan
                                    James L. Bryan
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Loretta M. Burd
                                    Loretta M. Burd
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Ralph B. Canterbury
                                    Ralph B. Canterbury
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Rudolf J. Hanley
                                    Rudolf J. Hanley
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Jerald R. Hinrichs
                                    Jerald R. Hinrichs
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Michael B. Kitchen
                                    Michael B. Kitchen
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Brian L. McDonnell
                                    Brian L. McDonnell
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ C. Alan Peppers
                                    C. Alan Peppers
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Omer K. Reed
                                    Omer K. Reed
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Neil A. Springer
                                    Neil A. Springer
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Farouk D. G. Wang
                                    Farouk D. G. Wang
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/ Larry T.  Wilson
                                    Larry T.  Wilson
                                    Director, CUNA Mutual Life Insurance Company



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